UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2011

Date of reporting period:  March 31, 2011

Item 1. Reports to Stockholders.

Separately Managed Account Reserve Trust

SEMI-ANNUAL REPORT

For the six months ended
March 31, 2011

Separately Managed Account Reserve Trust

Dear Shareholder:

The Separately Managed Account Reserve Trust (“SMART” or “the Fund”) gained 6.65% in the 6-month period ending March 31, 2011. The Barclays Capital U.S. Aggregate Index fell 0.88% and the Barclays Capital U.S. Intermediate Credit Index fell 0.24% during the same 6-month period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 6-month period ending March 31, 2011. I will also discuss how the Fund is positioned for the future.

The Markets

The fixed income markets appeared to be dominated more by “macro” driven events throughout calendar year 2010 than by “micro” fundamental security level analysis. Significant events that weighed on the collective market’s mind included early year fears of a double dip U.S. recession, concerns surrounding the European sovereign/banking system, fears about the state of municipal finances, and concerns about inflation in China. These broad concerns seemed to overshadow many of the “micro” issues for good portions of the year. As we entered into 2011, one question that we had was whether we would see a continuation of “beta” driven markets or whether fundamentals and individual security selection would return as the principal driver of performance. The answer through the end of the first quarter of 2011 seems to be a qualified “yes” to both. The global level of macro uncertainty ratcheted higher with political uprisings in North Africa and the Middle East, the horrific earthquake and tsunami in Japan, and another round of sovereign debt stress in peripheral Euro Zone countries. The U.S. fixed income markets, however, largely took the global headline risks in stride and continued to deliver positive absolute returns relative to U.S. Treasuries during the first quarter of 2011, driven by improving U.S. economic and corporate specific fundamentals.

While we are aware of the macro issues that can influence returns in the short term, we focus on bottom-up, security-specific analysis of individual bonds. Security selection drives our long-term results.

The Fund

Amid tightening spreads, gains for corporate bonds in the industrials and finance industries were among the largest positive contributors to the Fund's performance over the 6-month period ending March 30, 2011. In the industrials industry, securities issued by USG Corp., Valero Energy, Interpublic Group, and Dow Chemical were among the largest positive contributors to the Fund’s performance. For the Fund’s positions in the finance industry, corporate bonds issued by Sallie Mae, Marshall & Ilsley Bank, and Regions Financial all registered healthy appreciation during the past six months.

Holdings in collateralized mortgage obligations (“CMO”) and asset backed security sectors (“ABS”) also contributed to positive performance. Within the CMO sector, performance was led by FNMA mortgage backed trust interest-only (“IO”) securities, and ABS performance was led by securities backed by pools of subprime loans. The Fund was underweight Agency mortgage pass-through securities during the 6-month period, which detracted from returns as the overall sector delivered positive performance. Please note, however, that these factors had considerably less impact on returns than the outperformance contribution from CMO and ABS holdings.

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Separately Managed Account Reserve Trust

During the 6-month period, notable purchases in the Fund consisted of corporate bonds issued by AIG Corp., EDP Finance (Portuguese utility), Marks & Spencer, Marshall & Ilsley Bank, Pilgrim’s Pride, Regions Financial, Spectrum Brands, Virgin Media, as well as a CMO and an ABS security. The Fund sold its positions in corporate bonds such as those issued by British Petroleum, Countrywide Financial (now part of Bank of America), Dow Chemical, Keycorp, PNC Bancorp, Sprint Nextel Communications, and Tenet Healthcare. The Fund also sold two ABS securities backed by aircraft leases and an Alt-A mortgage backed security.

The Fund’s yield premium to the benchmarks was once again a positive factor in relative performance. As of March 31, 2011 the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

Our Outlook

Most, if not all, of the drivers of global headline risk during the past six months remain fluid, evolving stories and the full extent of their impact on the global economy is yet unknown. There does not seem to be much question that the global market risk backdrop appears to be sequentially worse than it was entering the fourth quarter of 2010. Since fixed income investors are generally a cynical and skeptical bunch, one question that undoubtedly should be asked is whether there is a proper level of concern about valuations in the U.S. credit market when adjusted for peripheral risks and potential return volatility.

Outside of the impact on energy prices, the recent macro headlines have largely not affected U.S. corporate fundamentals. Cash on hand and interest coverage remain at decade highs, balance sheet leverage is back in-line with levels seen in the early 2000s, and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) margins are near 20-year highs. Additionally the low level of interest rates has enticed many companies to lock in favorable all-in interest costs, reducing near-term refinancing risks. In short, the solid state of U.S. balance sheets, the high levels of cash available to corporations, and the reduced borrowing needs all argue for the continuation of the low default environment for the foreseeable future – even in the face of global macro headwinds. The credit rating agencies – which some would argue are the ultimate lagging indicator of credit quality – have recently taken note of the improved credit fundamentals exhibited by many companies. During the first quarter we have seen the ratio of upgrades to downgrades from the rating agencies exceed 1 (meaning upgrades exceeded downgrades) for the first time in about three years. Also, favorable outlook changes as a percentage of outlook changes by the rating agencies have been above 75% the past two quarters. Looking back over the past 25 years, prior cycles show ratings uplifts to be multi-year trends and it appears that we may have just started down that path. Of course, past performance is not a guarantee of future results.

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Separately Managed Account Reserve Trust

As we move into the second quarter of 2011 the credit market appears to be “fairly” valued given the global macro headwinds, the solid U.S. corporate fundamentals, and the anticipated conclusion of the Federal Reserve’s accommodative monetary policy. A value proposition that is described as broadly “fair value” for the market, however, should not be construed to represent a lack of opportunity. It simply means that we believe that the universal lift to all credit is fading. If this is an accurate characterization, it should bode well for our security specific, bottom-up, value investment process.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

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Separately Managed Account Reserve Trust

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays Capital U.S. Intermediate Credit Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The index is a total return index which reflects the price changes and interest of each bond in the index.

One cannot invest directly in an index.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile. EBITDA is an indicator of a company’s profitability potential.

The Brandes Separately Managed Account Reserve Trust (“SMART”) Fund is distributed by Quasar Distributors, LLC.

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Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to March 31, 2011 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

Cumulative Performance of $1,000,000 Since Inception — (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2011
	One Year	Three Year	Five Year	Since Inception (10/3/05)
Separately Managed Account Reserve Trust	14.78%	9.13%	6.02%	5.68%
Barclays Capital U.S. Aggregate Index	5.12%	5.30%	6.03%	5.50%
Barclays Capital U.S. Intermediate Credit Index	6.32%	6.59%	6.36%	5.78%

Sector Allocation as a Percentage of Total Investments
as of March 31, 2011 — (Unaudited)

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Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,066.50	0.00%	$0.00

6

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,024.93	0.00%	$0.00
*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS March 31, 2011 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 2.10%
Fannie Mae Interest Only Strip – 2.10% 5.500%, 01/01/2036	$6,084,068	$1,514,856
6.000%, 06/01/2036	8,471,142	1,761,091
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $3,274,003)		$3,275,947
OTHER MORTGAGE RELATED SECURITIES – 11.11%
Collateralized Mortgage Obligations – 0.05%
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR14, 5.925%, 10/25/2036	$88,718	$84,743
Near Prime Mortgage – 5.77%
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10, 2.860%, 10/25/2035	3,700,000	3,146,305
Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB1, 4.076%, 03/20/2036	1,627,601	996,610
First Horizon Alternative Mortgage Securities Series 2004-FA2, 6.000%, 01/25/2035	1,879,876	1,870,815
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, 2.669%, 12/25/2035	1,134,469	925,235
Wells Fargo Alternative Loan Trust Series 2007-PA5, 6.000%, 11/25/2022	2,282,844	2,092,813
		9,031,778
Sub-Prime Mortgages – 5.29%
Argent Securities, Inc. Series 2004-W11, 1.450%, 11/25/2034	666,414	137,380
Countrywide Asset-Backed Certificates
Series 2004-10, 1.300%, 12/25/2034	3,367,568	948,213
Series 2004-13, 1.100%, 04/25/2035	1,810,000	1,289,973
First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FF8, 1.200%, 10/25/2034	2,062,380	978,209
JP Morgan Mortgage Acquisition Corp. Series 2006-NC1, 0.431%, 04/25/2036	3,088,984	2,464,929
Park Place Securities, Inc. Series 2004-WWF1, 3.650%, 12/25/2034	97,537	574

The accompanying notes are an integral part of these schedules of investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
Structured Asset Investment Loan Trust Series A3, 0.630%, 07/25/2035	2,611,839	2,443,517
		8,262,795
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $21,663,655)		$17,379,316
US GOVERNMENTS – 3.67%
Sovereign – 3.67%
United States Treasury Bond 4.750%, 02/15/2037	$2,360,000	$2,470,257
United States Treasury Note 3.375%, 11/15/2019	3,225,000	3,260,275
		5,730,532
TOTAL US GOVERNMENTS (Cost $5,674,693)		$5,730,532

	Shares	Value
COMMON STOCKS – 0.94%
Commercial Services & Supplies – 0.39%
Quad/Graphics, Inc.(a)	14,443	$614,405
Forest Products & Paper – 0.53%
AbitibiBowater, Inc.(a)	30,779	827,031
Abitibi-Consolidated(a)(c)	3,950,000	—
Quebecor World(a)(c)	9,700,000	—
		827,031
Semiconductors – 0.02%
Magnachip Semiconductor Corp.(a)	2,010	27,638
TOTAL COMMON STOCKS (Cost $4,082,221)		$1,469,074
PREFERRED STOCKS – 0.81%
Diversified Financial Services – 0.81%
Ally Financial, Inc., 7.000%(b)	1,363	1,268,357
TOTAL PREFERRED STOCKS (Cost $0)		$1,268,357

The accompanying notes are an integral part of these schedules of investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 2.32%
Student Loan – 2.32%
SLM Student Loan Trust
Series 2004-B, 0.867%, 03/15/2024	$2,980,000	$2,446,264
Series 2004-B, 0.740%, 09/15/2033	1,500,000	1,172,175
TOTAL ASSET BACKED SECURITIES (Cost $3,412,481)		$3,618,439
CORPORATE BONDS – 77.44%
Advertising – 2.74%
The Interpublic Group of Companies, Inc. 6.250%, 11/15/2014	$3,920,000	$4,282,600
Automobile Parts & Equipment – 1.58%
American Axle & Manufacturing, Inc. 5.250%, 02/11/2014	2,465,000	2,465,000
Banks & Thrifts – 12.61%
Ally Financial, Inc.
7.500%, 12/31/2013	1,029,000	1,107,461
6.750%, 12/01/2014	3,646,000	3,841,972
8.000%, 12/31/2018	1,235,000	1,326,081
First Horizon National Corp. 5.375%, 12/15/2015	1,780,000	1,859,698
JP Morgan Chase & Co. 7.900%, 04/30/2099	3,420,000	3,741,856
M&I Marshall & Ilsley Bank 5.000%, 01/17/2017	3,380,000	3,495,096
Regions Financial Corp. 5.750%, 06/15/2015	2,555,000	2,602,906
The Goldman Sachs Group, Inc. 7.500%, 02/15/2019	1,500,000	1,742,376
		19,717,446

The accompanying notes are an integral part of these schedules of investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
Building Materials – 9.75%
CRH America Corp. 6.000%, 09/30/2016	1,915,000	2,064,229
Masco Corp. 6.125%, 10/03/2016	4,040,000	4,143,699
Mohawk Industries, Inc. 6.875%, 01/15/2016	2,965,000	3,179,963
Owens Corning 6.500%, 12/01/2016	1,445,000	1,573,317
USG Corp. 6.300%, 11/15/2016	4,555,000	4,281,700
		15,242,908
Consumer Products – 1.29%
Spectrum Brands, Inc. 9.500%, 06/15/2018(b)	1,835,000	2,023,088
Diversified Financial Services – 7.15%
American International Group, Inc. 6.400%, 12/15/2020	2,370,000	2,529,487
Ford Motor Credit Co. LLC 7.000%, 10/01/2013	3,085,000	3,330,158
International Lease Finance Corp. 6.625%, 11/15/2013	2,240,000	2,318,400
SLM Corp. 5.000%, 10/01/2013	2,920,000	3,022,463
		11,200,508
Electric Utilities – 10.97%
Ameren Corp. 8.875%, 05/15/2014	2,910,000	3,347,510
EDP Finance BV 4.900%, 10/01/2019(b)	3,150,000	2,749,528
FirstEnergy Corp. 7.375%, 11/15/2031	3,950,000	4,278,660

The accompanying notes are an integral part of these schedules of investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
Nisource Finance Corp. 5.250%, 09/15/2017	2,140,000	2,278,867
Oncor Electric Delivery Co. LLC 7.000%, 09/01/2022	3,900,000	4,485,670
		17,140,235
Energy – 2.54%
Valero Energy Corp. 9.375%, 03/15/2019	3,110,000	3,975,479
Food, Beverage & Tobacco – 5.26%
Chiquita Brands International, Inc. 7.500%, 11/01/2014	1,290,000	1,307,738
Pilgrim’s Pride Corp. 7.875%, 12/15/2018(b)	1,800,000	1,746,000
Tyson Foods, Inc. 7.100%, 04/01/2016	4,615,000	5,157,262
		8,211,000
Healthcare Products – 1.11%
Boston Scientific Corp. 6.000%, 01/15/2020	1,655,000	1,734,137
Homebuilders – 9.30%
Centex Corp. 6.500%, 05/01/2016	2,695,000	2,802,800
Lennar Corp. 5.600%, 05/31/2015	4,275,000	4,210,874
Pulte Group, Inc. 5.200%, 02/15/2015	3,205,000	3,180,963
Toll Brothers Finance Corp. 5.150%, 05/15/2015	4,235,000	4,322,724
		14,517,361

The accompanying notes are an integral part of these schedules of investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
Insurance – 3.09%
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	1,919,954
5.875%, 08/15/2020	1,250,000	1,290,638
Marsh & McLennan Cos, Inc. 5.750%, 09/15/2015	1,490,000	1,618,541
		4,829,133
Media – 1.98%
The McGraw Hill Cos, Inc. 5.900%, 11/15/2017	1,075,000	1,174,881
Virgin Media Finance Plc 9.500%, 08/15/2016	1,685,000	1,916,688
		3,091,569
Oil & Gas – 4.59%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	2,800,000	3,044,678
El Paso Corp. 7.000%, 06/15/2017	1,035,000	1,158,373
Transocean, Inc. 5.250%, 03/15/2013	2,800,000	2,972,390
		7,175,441
Retail – 1.48%
Marks & Spencer PLC 7.125%, 12/01/2037(b)	2,415,000	2,306,071
Technology, Equipment & Services – 1.42%
Unisys Corp. 12.500%, 01/15/2016	1,980,000	2,222,550

The accompanying notes are an integral part of these schedules of investments.

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Brandes Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
Telecommunications – 0.58%
Telecom Italia Capital SA 6.999%, 06/04/2018	840,000	913,436
TOTAL CORPORATE BONDS (Cost $112,956,100)		$121,047,962

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp. Expiration Date: November 2014, Exercise Price: $1.97(c)	80,400	$—
TOTAL WARRANTS (Cost $863,486)		$—

	Principal Amount	Value
SHORT TERM INVESTMENTS – 0.31%
Repurchase Agreements – 0.31%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/11), due 4/1/2011, 0.01%, [Collateralized by $480,000 United States Treasury Bill, 5/15/13, 1.375% (Market Value $487,731)] (proceeds $477,170)	$477,170	$477,170
TOTAL SHORT TERM INVESTMENTS (Cost $477,170)		$477,170
Total Investments (Cost $152,403,809) – 98.70%		$154,266,797
Other Assets in Excess of Liabilities – 1.30%		2,027,269
TOTAL NET ASSETS – 100.00%		$156,294,066

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in Rule 144A) or pursuant to another exemption from registration. The market values of these securities total $10,093,044, which represents 6.46% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $0 or 0.00% of the Fund’s net assets.

The accompanying notes are an integral part of these schedules of investments.

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Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011 (Unaudited)

ASSETS
Investments in securities, at cost	$152,403,809
Investments in securities, at value	$154,266,797
Receivables:
Securities sold	1,837,475
Fund shares sold	149,301
Dividends and interest	2,406,017
Total Assets	158,659,590
LIABILITIES
Payables:
Securities purchased	1,792,631
Fund shares redeemed	15,601
Dividends payable	557,292
Total Liabilities	2,365,524
NET ASSETS	$156,294,066
COMPONENTS OF NET ASSETS
Paid-in capital	$182,088,327
Undistributed net investment income	64,906
Accumulated net realized loss on investments and foreign currency	(27,722,155)
Net unrealized appreciation on:
Investments	1,862,988
Total Net Assets	$156,294,066
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$156,294,066
Shares outstanding (unlimited shares authorized without par value)	17,873,826
Offering and redemption price	$8.74

The accompanying notes to financial statements are an integral part of this statement.

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Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$47,465
Interest income	4,801,457
Total income	4,848,922
Expenses (Note 3)
Total expenses	—
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	—
Net investment income	4,848,922
REALIZED AND UNREALZIED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments and foreign currency transactions	(2,613,806)
Net change in unrealized appreciation on:
Investments and foreign currency transactions	7,983,712
Net realized and unrealized gain on investments and foreign currency transactions	5,369,906
Net increase in net assets resulting from operations	$10,218,828

The accompanying notes to financial statements are an integral part of this statement.

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Separately Managed Account Reserve Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,848,922	$11,689,832
Net realized loss on:
Investments and foreign currency transactions	(2,613,806)	(6,521,550)
Net unrealized appreciation on:
Investments and foreign currency transactions	7,983,712	25,592,054
Net increase in net assets resulting from operations	10,218,828	30,760,336
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,994,667)	(11,171,602)
Decrease in net assets from distributions	(4,994,667)	(11,171,602)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,369,145	25,070,473
Net asset value of share issued on reinvestment of distributions	1,700,632	3,740,528
Cost of shares redeemed	(20,491,922)	(47,465,356)
Net decrease in net assets from capital share transactions	(7,422,145)	(18,654,355)
Total Increase (Decrease) in net assets	(2,197,984)	934,379
NET ASSETS
Beginning of the Period	158,492,050	157,557,671
End of the Period	$156,294,066	$158,492,050
Undistributed net investment income	$64,906	$210,651

The accompanying notes to financial statements are an integral part of this statement.

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Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2011 (Unaudited)		Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008		Year Ended September 30, 2007	Period Ended September 30, 2006(4)
Net asset value, beginning of period	$8.46		$7.46	$6.97	$9.61		$9.87	$10.00
Income (Loss) from investment operations:
Net investment income	0.27	(5)	0.60 (5)	0.64	0.81		0.69	0.69
Net realized and unrealized gain/(loss) on investments	0.28		0.97	0.47	(2.63)		(0.27)	(0.13)
Net increase from payments by affiliates (Note 2L)	—		—	—	0.01		—	—
Total from investment operations	0.55		1.57	1.11	(1.81)		0.42	0.56
Less dividends and distributions:
Dividends from net investment income	(0.27)		(0.57)	(0.62)	(0.81)		(0.68)	(0.69)
Dividends from net realized gain	—		—	—	(0.02)		—	—
Total dividends and distributions	(0.27)		(0.57)	(0.62)	(0.83)		(0.68)	(0.69)
Net asset value, end of period	$8.74		$8.46	$7.46	$6.97		$9.61	$9.87
Total return	6.65	%(1)	21.81%	18.25%	(20.15	)%(6)	4.22%	5.96	%(1)
Net assets, end of period (millions)	$156.29		$158.49	$157.53	$154.58		$142.50	$15.90
Ratio of net expenses to average net assets(3)	0.00%		0.00%	0.00%	0.00%		0.00%	0.00	%(2)
Ratio of net investment income to average net assets(3)	6.21	%(2)	7.53%	10.15%	9.28%		7.27%	7.22%
Portfolio turnover rate	41.06	%(1)	36.90%	40.53%	157.66%		230.69%	214.02	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	The Fund commenced operations on October 3, 2005.
(5)	Net investment income per share has been calculated based on average shares outstanding during the period.
(6)	The Fund’s total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund’s investment guidelines. This item had an impact of less than 0.005% on the SMART Fund’s total return. See Note 2L in the Notes to Financial Statements.

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Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in diversified portfolios of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Bonds and other fixed-income securities (other than short-term securities) are valued using the bid price provided by an independent pricing service.

Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Other short-term investments are stated at cost, which when combined with accrued interest approximates market value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

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Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

The Fund uses a third party fair valuation service to adjust the prices of foreign securities held by the Fund that are traded on foreign exchanges in order to reflect the price impacts of events occurring after the close of such foreign exchanges that may affect the values of such securities. None of the Fund’s securities were fair valued using this third party fair valuation service as of March 31, 2011.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in currency exchange rates from the fluctuations arising as a result of changes in the market prices of investments during the period.

The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

B.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales prices of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or

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Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

D.	Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. A forward contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if a counterparty is unable to meet the terms of its contracts or if the value of the currency changes unfavorably.
E.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or “delayed delivery” refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.
F.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.
G.	Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.
H.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

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Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.
J.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2010, as a result of its reclassifications the Fund’s undistributed net investment income was decreased by $332,186 and accumulated net realized gain was increased by $332,186.
K.	Accounting for Uncertainty in Income Taxes. The Trust has reviewed the open tax years 2007 to 2010 and concluded that there is no impact on the Fund’s net assets or results of operations and no tax liability resulting from uncertain income tax positions taken or expected to be taken on a tax return as of March 31, 2011.
L.	Payment by Affiliate. Subsequent to the fiscal year ended September 30, 2008, the Fund’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Fund $145,127, relating to the Fund’s purchase of a security of an affiliate of the Distributor. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.
M.	Fair Value Measurements. The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the values of the Fund’s investments. These inputs are summarized in the following three broad categories:
Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, or little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

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Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy noted above. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on the Fund’s financial statement disclosures.

The following is a summary of the inputs used, as of March 31, 2011, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
SMART Fund
Equities*	$2,737,431	$—	$—	$2,737,431
Asset Backed Securities	—	3,618,439	—	3,618,439
Corporate Bonds	—	121,047,962	—	121,047,962
Government Securities	—	9,006,479	—	9,006,479
Mortgage Backed Securities	—	17,379,316	—	17,379,316
Repurchase Agreements	—	477,170	—	477,170
Total Investments in Securities	$2,737,431	$151,529,366	$—	$154,266,797
*	See the Schedule of Investments for the equity investments detailed by industry classification.

23

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

Below is a reconciliation that details the activity of securities in Level 3 during the period from the adoption of the pronouncement on October 1, 2010 to March 31, 2011:

Beginning Balance – October 1, 2010	$1,662,683
Net purchases/(sales)	(2,108,145)
Transfers in/(out) of level 3	—
Total realized and unrealized gains/(losses)	399,418
Accrued accretion/(amortization)	46,044
Ending Balance – March 31, 2011	$—

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.
B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution and Service Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

Certain officers and Trustees of the Trust are also officers of the Advisor.

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Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$26,434,620	$24,530,214	$36,788,163	$44,629,319

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the six months ended March 31, 2011 and the year ended September 30, 2010, was as follows (shares and dollar amounts in thousands):

	March 31, 2011		September 30, 2010
	Shares	Amount	Shares	Amount
Shares issued	1,325	$11,369	3,149	$25,070
Shares issued on reinvestment of distributions	198	1,701	466	3,741
Shares redeemed	(2,386)	(20,492)	(6,009)	(47,465)
Net decrease	(863)	$(7,422)	(2,394)	$(18,654)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2010, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$163,447,983
Gross tax unrealized appreciation	$23,114,481
Gross tax unrealized depreciation	(29,260,686)
Net tax unrealized depreciation on investments and foreign currency	(6,146,205)
Distributable ordinary income	218,810
Distributable long-term capital gains	—
Total distributable earnings	218,810
Other accumulated losses	(25,091,027)
Total accumulated earnings	$(31,018,422)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions.

25

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

As of September 30, 2010, the Fund had capital losses expiring on September 30, 2016, 2017 and 2018 in the amounts of $152,724, $12,360,303 and $6,084,748, respectively.

The tax composition of dividends for the period ended September 30, 2010 for the Fund was as follows:

Ordinary Income Total	Long Term Capital Gains Total	Return of Capital
$11,171,602	$—	$—

At September 30, 2010, the Fund had net realized losses on investments and foreign currencies of $6,494,229 which are deferred for tax purposes and were recognized on October 1, 2010.

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

26

Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2010 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) with respect to the SMART Fund (the “Fund”) for an additional one-year term.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Advisor, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the Fund, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.

27

Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION – (Unaudited) – (continued)

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to the Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Fund and the Board of Trustees, and the investment results of the Fund.

The Trustees noted that the Fund’s investment results gross of fees (which are paid by the Advisor) were in the first quartile of the results of a peer group of funds identified by Morningstar Associates for the one-year period ended September 30, 2010, and were in the first quartile of its category for three of the last five calendar years, although they were in the fourth quartile for the cumulative three-year period ended on that date. They also noted that the Fund’s investment results were above its benchmark index for the one-year and two-year periods ended on that date. They also noted that choosing a peer group for the Fund is difficult because the Fund’s organization, expense structure and function as a portion of a broader investment program of the Advisor are relatively unique. They concluded that the Fund’s performance was satisfactory considering the difficult market environment during the year ended September 30, 2008 and the Fund’s focus on long-term investment results.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

The Trustees noted that the Fund does not incur any advisory fees or other expenses, all of which are paid by the Advisor, and as a result the Advisor’s relationship with the Fund alone is not profitable. The Board also considered ancillary benefits to the Advisor as a result of its relationship with the Fund. They noted that these were primarily related to the Advisor’s receipt of wrap account fees from Fund shareholders through various broker-dealer sponsors that are not affiliated with either the Fund or the Advisor, and the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund (as the Adviser does not obtain third-party research or other services in return for allocating the Fund’s brokerage).

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Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION – (Unaudited) – (continued)

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders receive reasonable value from the Advisor’s services, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the Fund and its shareholders.

29

Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 80)	Trustee	Since February 1995	Retired.	5	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 69)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004.	5	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 71)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. from 1996 to 2006.	5	The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 53)	Trustee	Since April 2008	Director, Investment Management of Russell Investment Group from 2000 to 2005.	5	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 59)	Trustee	Since April 2008	Chief Financial Officer of National Retirement Partners from 2005 to 2007.	5	Hotchkis and Wiley Mutual Funds.

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Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)  – (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 55)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	5	Brandes Investment Funds PLC.
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 50)	Trustee	Since July 2006	Executive Director of the Advisor.	5	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 40)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2005; Counsel of the Advisor from July 2000 to January 2005.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 54)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 60)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

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Separately Managed Account Reserve Trust

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

32

Advisor

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

Distributor

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

Independent Registered
Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

INSTITUTIONAL INTERNATIONAL
EQUITY FUND

INSTITUTIONAL GLOBAL
EQUITY FUND

INSTITUTIONAL EMERGING
MARKETS FUND

INSTITUTIONAL CORE PLUS FIXED INCOME FUND

SEMI-ANNUAL REPORT

For the six months ended
March 31, 2011

Brandes Institutional International Equity Fund

Dear Shareholder:

The Brandes Institutional International Equity Fund (“the Fund”) advanced 7.01% during the six months ending March 31, 2011. For the same period, the MSCI EAFE Index gained 10.20%.

Below I discuss the industry-, country-, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition. In addition, I’ll review current market conditions and our investment philosophy, and discuss how the Fund is positioned for the future.

The Markets

2011 began with the Jasmine Revolution spreading throughout North Africa and the Middle East and dominating news headlines. Understandably, this has led to investor concern about emerging market stability and the impact from rising oil prices.

In March, the world was stunned by the horrific earthquake and tsunami that struck Japan. While several weeks have passed, it still remains too early to form definitive investment views as the full extent of the crisis is still unknown. Companies with exposure in the affected areas will likely endure short-term consequences for their businesses as well as those affected by resultant supply chain shortages. However, our current view is that these companies will eventually recover as the overall Japanese economy recovers.

The Fund

Despite achieving positive gains during the six month period ending March 31, 2011, the Fund underperformed its benchmark. Stock selection in Japan- and United Kingdom-based companies accounted for much of the performance shortfall relative to the index. In addition, stock selection and our overweight in the food & staples retailing industry detracted from relative performance. At the same time, individual issue selection in Switzerland had a positive impact on returns compared to the MSCI EAFE.

Looking at overall returns for the Fund, positions in the diversified telecommunication services and oil, gas & consumable fuels industries had a positive impact on performance. Returns for securities based in these industries, such as Deutsche Telekom (Germany — diversified telecommunication services), Télefonos de México (Mexico — diversified telecommunication services), Total (France — oil, gas & consumable fuels), and ENI (Italy — oil, gas & consumable fuels) helped drive performance. While most industries registered gains during the period, holdings in the food & staples retailing industry tended to decline, including Carrefour (France) and J Sainsbury (United Kingdom).

From a country perspective, securities based in Japan, the Netherlands, and Switzerland tended to have the most positive impact on performance on an absolute basis. Some of the positions from these countries experiencing the strongest share price appreciation included Mizuho Financial Group (Japan — commercial banks), STMicroelectronics (Netherlands — semiconductors & semiconductor equipment), Swiss Reinsurance (Switzerland — insurance), and TE Connectivity (Switzerland —  electronic equipment instruments & components).

Brandes Institutional International Equity Fund

During the six-month period ending March 31, 2011, we sold select positions as their market prices neared our estimates of their fair values or in order to pursue more attractive opportunities. Among the positions we sold were Volkswagen (Germany — automobiles), Daimler (Germany — automobiles), and Credit Agricole (France — commercial banks). We also purchased shares of new holdings at prices that we consider attractive, including CRH PLC (Ireland – construction materials).

Our Outlook

In all market environments, we search for and hold stocks whose shares are trading at discounts to our estimates of their fair values. Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective — not “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. As of March 31, 2011, the Fund’s most substantial country weighting was in Japan and its most substantial industry weighting was in the diversified telecommunication services industry.

We remain confident that our stock-specific investment philosophy should provide patient investors with the best opportunity for long-term positive returns.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such as risks may result in greater share price volatility.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes Institutional International Equity Fund

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of May 27, 2010 the MSCI EAFE Index consisted of 22 developed market country indices. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional International Equity Fund is distributed by Quasar Distributors LLC

Brandes Institutional International Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund — Class I from March 31, 2001 to March 31, 2011 as compared with the Morgan Stanley Capital International EAFE Index.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index — (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2011
	One Year	Five Years	Ten Years	Since Inception
Brandes Institutional International Equity Fund
Class I	6.23%	0.27%	6.01%	9.66%
Class E	-0.44%	N/A	N/A	3.62%
Class S**	N/A	N/A	N/A	-0.89%
Morgan Stanley Capital International EAFE Index*	10.42%	1.30%	5.39%	4.77%

*  The since inception (January 2, 1997) return shown is from the inception date of the Brandes Institutional International Equity Fund — Class I. The return from the inception date (December 6, 2008) of the Brandes Institutional International Equity Fund — Class E is 5.72%.

**  The since inception return shown for the Class S shares represents a cumulative return.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses. Currently, the expense level has not been exceeded.

Brandes Institutional International Equity Fund

Sector Allocation as a Percentage of Total Investments
as of March 31, 2011 — (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional International Global Equity Fund

Dear Shareholder:

The Brandes Institutional Global Equity Fund (“the Fund”) advanced 12.44% during the six-month period ending March 31, 2011. For the same period, the MSCI World Index grew 14.18%.

Below I discuss the industry-, country-, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition. In addition, I’ll review current market conditions and our investment philosophy, and discuss how the Fund is positioned for the future.

The Markets

2011 began with the Jasmine Revolution spreading throughout North Africa and the Middle East and dominating news headlines. Understandably, this has led to investor concern about emerging market stability and the impact from rising oil prices.

In March, the world was stunned by the horrific earthquake and tsunami that struck Japan. While several weeks have passed, it still remains too early to form definitive investment views as the full extent of the crisis is still unknown. Companies with exposure in the affected areas will likely endure short-term consequences for their businesses as well as those affected by resultant supply chain shortages. However, our current view is that these companies will eventually recover as the overall Japanese economy recovers.

The Fund

While registering strong performance in the six months ending March 31, 2011, the Fund underperformed the MSCI World Index. Stock selection and our overweight in the food & staples retailing industry and Japan-based positions detracted from relative performance. In addition, stock selection in United Kingdom-based companies and our overweight in the pharmaceuticals industry added to the performance shortfall relative to the index. On the other hand, individual issue selection in the United States had a positive impact on returns compared to the index.

Looking at overall returns for the Fund, positions in the oil, gas & consumable fuels and diversified telecommunication services industries had a positive impact on performance. Returns for securities based in these industries, such as Valero Energy (United States — oil, gas & consumable fuels) and Telecom Italia (Italy — diversified telecommunication services) helped drive performance. Holdings in the commercial banks, semiconductors & semiconductor equipment, and insurance industries also tended to add value during the period. Top-performers from these industries included Wells Fargo (United States — commercial banks), Texas Instruments (United States — semiconductors & semiconductor equipment), and Swiss Reinsurance (Switzerland — insurance). While most industries registered gains during the period, holdings in the food & staples retailing industry tended to decline, including Carrefour (France) and J Sainsbury (United Kingdom).

From a country perspective, securities based in the United States tended to have the most positive impact on overall performance. Some of the key contributors from the United States were Chesapeake Energy (oil, gas & consumable fuels) and Dow Chemical (chemicals). In addition, positions in Japan tended to advance, including Mizuho Financial (commercial banks).

Brandes Institutional International Global Equity Fund

During the six months ended March 31, 2011, we sold select positions as their market prices neared our estimates of their fair values or in order to pursue more attractive opportunities. Among the positions we sold were Motorola (United States — communications equipment), American Express (United States —  consumer finance), and Sara Lee (United States — food products). While we made adjustments to select positions as a result of our company-by-company analysis, we did not purchase any new holdings.

Our Outlook

In all market environments, we search for and hold stocks whose shares are trading at discounts to our estimates of their fair values. Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective — not “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. As of March 31, 2011, the Fund’s most substantial country weighting was in the United States and its most substantial industry weighting was in the diversified telecommunication services industry.

We remain confident that our stock-specific investment philosophy should provide patient investors with the best opportunity for long-term positive returns.

Sincerely yours

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such as risks may result in greater share price volatility.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Brandes Institutional International Global Equity Fund

The foregoing reflects the thoughts and opinions of Brandes Investment PartnersR exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of 24 developed market country indices. This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional Global Equity Fund is distributed by Quasar Distributors LLC.

Brandes Institutional International Global Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Global Equity Fund — Class I from its inception (October 6, 2008) to March 31, 2011 as compared with the Morgan Stanley Capital International World Index.

Value of $1,000,000 vs Morgan Stanley Capital
International World Index — (Unaudited)

	Total Return Periods Ended March 31, 2011
	Six Month	One Year	Since Inception Cumulative*
Brandes Institutional Global Equity Fund
Class I	12.44%	10.61%	25.13%
Class E	12.32%	10.34%	24.82%
Class S	N/A	N/A	2.24%
Morgan Stanley Capital International World Index	14.18%	13.45%	31.22%

*  The Morgan Stanley Capital International World Index since inception return shown is from the inception date of the Brandes Institutional Global Equity Fund — Class I and E (October 6, 2008). The return from the inception of the Brandes Institutional Global Equity Fund — Class S (January 31, 2011) is 2.48%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Brandes Institutional International Global Equity Fund

Sector Allocation as a Percentage of Total Investments
as of March 31, 2011 — (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Emerging Markets Equity Fund

Dear Shareholder:

The Brandes Institutional Emerging Markets Fund (“the Fund”) advanced 12.72%* during the six months ended March 31, 2011. For the same period, the MSCI Emerging Markets Index (MSCI EM) gained 9.61%.

Below I discuss the industry-, country-, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition. In addition, I’ll review current market conditions, our investment philosophy, and discuss how the Fund is positioned for the future.

*The fund return for the 6-month period is inclusive of performance returns of the emerging markets pooled trust account, which was reorganized into the Fund on January 31, 2011. Please see the Fund prospectus for further details.

The Markets

Despite a number of events during the period that raised investor concerns about the stability of emerging markets, overall returns in the region were strong. In the fourth quarter, a missile attack by North Korea on South Korea raised tensions in that area. In January, violent demonstrations initiated in Tunisia led to extreme turmoil which then erupted across the Middle East and North Africa. Political uncertainty in Egypt led to the closure of Cairo’s stock market for nearly 40 days and the market was down sharply when it finally reopened in late March. Unrest in Egypt, Libya, and other neighboring countries sent oil prices soaring, as market participants feared the worst, specifically a disruption of oil flows. This uncertainty, largely in frontier markets, created share price declines throughout global markets, but also may create buying opportunities for portfolios in the future.

In addition to instability in the Middle East and North Africa, a massive earthquake and tsunami hit Japan in March 2011. We were deeply saddened by these natural disasters, yet the initial impact to emerging markets portfolios was very limited. Although Japan is not an emerging market country, our exposure to companies in neighboring countries such as China and South Korea may be negatively impacted in the short run. However, we believe that the lasting effects will be muted and that some companies may even benefit as Japan begins the process of rebuilding its economy.

The Fund**

The Fund delivered strong absolute gains during the two months ending March 31, 2011 (3.50%), but trailed the MSCI EM benchmark over the same period (4.93%). Stock selection in the wireless telecommunication services industry was the primary contributor to positive performance on an absolute as well as relative basis. In addition, stock selection in Russia helped relative returns. The primary drivers of relative underperformance for the period included stock selection in commercial banks as well as food products. In addition, the Fund’s underweighting in the oil gas & consumable fuels industry detracted from relative returns.

Looking at overall returns for the Fund, positions in the wireless telecommunication services, oil gas & consumable fuels, and diversified telecommunication services industries contributed the most to absolute performance. Among the better-performing securities in these industries were Gazprom (Russia — oil, gas

Brandes Institutional Emerging Markets Equity Fund

& consumable fuels), MTN Group (South Africa — wireless telecommunication services), and Magyar Telekom (Hungary — diversified telecommunication services). Among the other top-performing holdings were Redecard (Brazil — IT services), POSCO (South Korea — metals & mining), and China Resources Power (China — independent power producers & energy). Select holdings that declined during the period included Chaoda Modern Agriculture (China — food products), Proton Holdings (Malaysia — automobiles), and Grupo Clarin (Argentina — media).

From a security selection perspective, other companies experiencing strong gains for the period included Eletrobras (Brazil — electric utilties), Makhteshim-Agan Industries (Israel —  Chemicals), and Hyundai Motor (South Korea — automobiles).

During the two-month period ending March 31, 2011, we sold select positions as their market prices neared our estimates of their fair values or in order to pursue more attractive opportunities. Among the positions we sold were Globe Telecom (Philippines — wireless telecommunication services), Samsung Electronics (South Korea — semiconductors & equipment), and Trakya Cam Sanayii (Turkey — building products).

We also purchased shares of new holdings at prices that we consider attractive, including China Mobile (China — wireless telecommunication services), Fibra Uno (Mexico — real estate investment trusts), and Hana Financial Holdings (South Korea — commercial banks).

**As the effective conversion date from pooled trust to mutual fund was January 31, 2011, the performance review is limited to the months of February and March 2011.

Our Outlook

In all market environments, we search for and hold stocks whose shares are trading at discounts to our estimates of their fair values. Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective – not “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. As of March 31, 2011, the Fund’s most substantial country weighting was in Brazil and the most substantial industry weighting was in the commercial banks industry.

We remain confident that our stock-specific investment philosophy should provide patient investors with the best opportunity for long-term positive returns.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Brandes Institutional Emerging Markets Equity Fund

Past performance does not guarantee future results.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund's ability to sell its shares.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI Emerging Markets Index with gross dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 27, 2010 the MSCI Emerging Markets Index consisted of 21 emerging market country indices. This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional Emerging Markets Fund is distributed by Quasar Distributors LLC.

Brandes Institutional Emerging Markets Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Emerging Markets Fund — Class I from March 31, 2001 to March 31, 2011 as compared with the Morgan Stanley Emerging Markets Index.

Value of $1,000,000 vs Morgan Stanley Capital
Emerging Markets Index — (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2011**
	One Year	Five Years	Ten Years	Since Inception (August 20, 1996)
Brandes Institutional Emerging Markets Fund
Class I	18.99%	13.99%	17.47%	11.18%
Class S	18.74%	13.74%	17.29%	10.91%
Morgan Stanley Capital International Emerging Markets Index	18.78%	11.01%	17.12%	9.13%*

*  The Morgan Stanley Capital International Emerging Markets Index since inception return shown is from the first available period (July 31, 1996) closest to the inception date of the Brandes Institutional Emerging Markets Fund.

**  Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Institutional Emerging Markets Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class S shares has been adjusted to reflect the differences in the net expense ratios between the Class I and S shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Institutional Emerging Markets Equity Fund

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments
as of March 31, 2011 — (Unaudited)

The sector classifications represented in the graph above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Institutional Core Plus Fixed Income Fund (“the Fund”) gained 2.48% from October 1, 2010 through March 31, 2011. The Barclays Capital U.S. Aggregate Index fell 0.88% for the same 6-month period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 6-month period ending March 31, 2011. I will also discuss how the Fund is positioned for the future.

The Markets

The fixed income markets appeared to be dominated more by “macro” driven events throughout calendar year 2010 than by “micro” fundamental security level analysis. Significant events that weighed on the collective market’s mind included early year fears of a double dip U.S. recession, concerns surrounding the European sovereign/banking system, fears about the state of municipal finances, and concerns about inflation in China. These broad concerns seemed to overshadow many of the “micro” issues for good portions of the year. As we entered into 2011, one question that we had was whether we would see a continuation of “beta” driven markets or whether fundamentals and individual security selection would return as the principal driver of performance. The answer through the end of the first quarter of 2011 seems to be a qualified “yes” to both. The global level of macro uncertainty ratcheted higher with political uprisings in North Africa and the Middle East, the horrific earthquake and tsunami in Japan, and another round of sovereign debt stress in peripheral Euro Zone countries. The U.S. fixed income markets, however, largely took the global headline risks in stride and continued to deliver positive absolute returns relative to U.S. Treasuries during the first quarter of 2011, driven by improving U.S. economic and corporate specific fundamentals.

While we are aware of the macro issues that can influence returns in the short term, we focus on bottom-up, security-specific analysis of individual bonds. Security selection drives our long-term results.

The Fund

Amid tightening spreads, gains for corporate bonds in the industrials and finance industries were among the largest positive contributors to the Fund’s performance over the 6-month period ending March 30, 2011. In the industrials industry, securities issued by Valero Energy, USG Corp, and Dow Chemical were among the largest positive contributors to the Fund’s performance. For the Fund’s positions in the finance industry, corporate bonds issued by Marshall & Ilsley Bank, Sallie Mae, and Regions Financial all registered healthy appreciation during the past six months.

Holdings in collateralized mortgage obligations (“CMO”) and asset backed security sectors (“ABS”) also contributed to positive performance. Within the CMO sector, performance was led by FNMA mortgage backed trust interest-only (“IO”) securities, and ABS performance was led by securities backed by pools of subprime loans. The Fund was underweight Agency mortgage pass-through securities during the 6-month period, which detracted from returns as the overall sector delivered positive performance. Please note, however, that these factors had considerably less impact on returns than the outperformance contribution from CMO and ABS holdings.

Brandes Institutional Core Plus Fixed Income Fund

During the 6-month period, notable purchases in the Fund consisted of corporate bonds issued by AIG Corp., EDP Finance (Portuguese utility), Marks & Spencer, Marshall & Ilsley Bank, Pilgrim’s Pride, Regions Financial, Spectrum Brands, Virgin Media, as well as a CMO and a few ABS securities. The Fund sold its positions in corporate bonds such as those issued by British Petroleum, Consumers Energy, Dow Chemical, Sprint Nextel Communications, Smithfield Foods, Tenet Healthcare, and Viacom. The Fund also sold an ABS security backed by aircraft leases, an ABS security backed by subprime mortgage loans, and an Alt-A mortgage backed security.

The Fund’s yield premium to the benchmarks was once again a positive factor in relative performance. As of March 31, 2011 the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

Our Outlook

Most, if not all, of the drivers of global headline risk during the past six months remain fluid, evolving stories and the full extent of their impact on the global economy is yet unknown. There does not seem to be much question that the global market risk backdrop appears to be sequentially worse than it was entering the fourth quarter of 2010. Since fixed income investors are generally a cynical and skeptical bunch, one question that undoubtedly should be asked is whether there is a proper level of concern about valuations in the U.S. credit market when adjusted for peripheral risks and potential return volatility.

Outside of the impact on energy prices, the recent macro headlines have largely not affected U.S. corporate fundamentals. Cash on hand and interest coverage remain at decade highs, balance sheet leverage is back in-line with levels seen in the early 2000s, and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) margins are near 20-year highs. Additionally the low level of interest rates has enticed many companies to lock in favorable all-in interest costs, reducing near-term refinancing risks. In short, the solid state of U.S. balance sheets, the high levels of cash available to corporations, and the reduced borrowing needs all argue for the continuation of the low default environment for the foreseeable future even in the face of global macro headwinds. The credit rating agencies – which some would argue are the ultimate lagging indicator of credit quality – have recently taken note of the improved credit fundamentals exhibited by many companies. During the first quarter we have seen the ratio of upgrades to downgrades from the rating agencies exceed 1 (meaning upgrades exceeded downgrades) for the first time in about three years. Also, favorable outlook changes as a percentage of outlook changes by the rating agencies have been above 75% the past two quarters. Looking back over the past 25 years, prior cycles show ratings uplifts to be multi-year trends and it appears that we may have just started down that path. Of course, past performance is not a guarantee of future results.

Brandes Institutional Core Plus Fixed Income Fund

As we move into the second quarter of 2011 the credit market appears to be “fairly” valued given the global macro headwinds, the solid U.S. corporate fundamentals, and the anticipated conclusion of the Federal Reserve’s accommodative monetary policy. A value proposition that is described as broadly “fair value” for the market, however, should not be construed to represent a lack of opportunity. It simply means that we believe that the universal lift to all credit is fading. If this is an accurate characterization, it should bode well for our security specific, bottom-up, value investment process.

Sincerely yours,

Debra McGinty-Poteet
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign and emerging market securities which involve greater volatility and political, economic, and currency risks and differences in accounting methods. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Brandes Institutional Core Plus Fixed Income Fund

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index. One cannot invest directly in an index.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile. EBITDA is an indicator of a company’s profitability potential.

The Brandes Institutional Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Institutional Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Core Plus Fixed Income Fund — Class I from its inception (December 28, 2007) to March 31, 2011 as compared with the Barclays Capital U.S. Aggregate Index.

Value of $1,000,000 vs Barclays Capital U.S. Aggregate Index — (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2011
	One Year	Three Years	Since Inception
Brandes Institutional Core Plus Fixed Income Fund
Class I	9.39%	4.92%	4.57%
Class E	9.04%	N/A	4.37%
Barclays Capital U.S. Aggregate Index*	5.12%	5.30%	5.66%

*  The Barclays Capital U.S. Aggregate Index since inception return shown is from the inception date of the Brandes Institutional Core Plus Fixed Income Fund — Class I (December 28, 2007). The return from the inception date of the Brandes Institutional Core Plus Fixed Income Fund — Class E (May 28, 2008) is 5.94%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Institutional Core Plus Fixed Income Fund

Sector Allocation as a Percentage of Total Investments
as of March 31, 2011 — (Unaudited)

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Institutional International Equity Fund	$1,000.00	$1,070.10	1.13%	$5.83*
Institutional Global Equity Fund	$1,000.00	$1,124.40	1.00%	$5.30*
Institutional Emerging Markets Fund	$1,000.00	$1,035.00	1.12%	$1.84**
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,024.80	0.50%	$2.52*

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,070.00	1.25%	$6.45
Institutional Global Equity Fund	$1,000.00	$1,123.20	1.22%	$6.46
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,022.50	0.70%	$3.53

	Class S
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period**
Institutional International Equity Fund	$1,000.00	$991.10	1.38%	$2.22
Institutional Global Equity Fund	$1,000.00	$1,022.40	1.25%	$2.04
Institutional Emerging Markets Fund	$1,000.00	$1,035.00	1.37%	$2.25

Brandes Investment Trust

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Institutional International Equity Fund	$1,000.00	$1,019.30	1.13%	$5.69*
Institutional Global Equity Fund	$1,000.00	$1,019.95	1.00%	$5.04*
Institutional Emerging Markets Fund	$1,000.00	$1,006.27	1.12%	$1.82**
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,022.44	0.50%	$2.52*

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,018.70	1.25%	$6.29
Institutional Global Equity Fund	$1,000.00	$1,018.85	1.22%	$6.14
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,021.44	0.70%	$3.53

	Class S
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period**
Institutional International Equity Fund	$1,000.00	$991.10	1.38%	$2.22
Institutional Global Equity Fund	$1,000.00	$1,006.06	1.25%	$2.03
Institutional Emerging Markets Fund	$1,000.00	$1,005.87	1.37%	$2.22
*	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 59/365 (to reflect the period since commencement).

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)

	Shares	Value
COMMON STOCKS – 96.78%
Brazil – 2.74%
Banco do Brasil SA	350,554	$6,323,349
Brasil Telecom SA – ADR	13,408	144,002
Centrais Electricas Brasileiras SA – ADR	746,230	11,574,027
Tele Norte Leste Participacoes SA – ADR	92,800	1,626,784
Tim Participacoes SA – ADR	17,884	780,637
Vivo Participacoes SA – ADR	31,912	1,288,606
		21,737,405
Finland – 1.34%
Nokia OYJ	1,242,382	10,577,887
France – 12.78%
Alcatel-Lucent SA(a)	1,685,600	9,718,291
Carrefour SA	415,776	18,368,835
France Telecom SA	992,404	22,283,010
Natixis(a)	1,274,548	7,197,244
Renault SA(a)	65,300	3,608,261
Sanofi-Aventis SA	247,035	17,310,807
Total SA	372,894	22,721,665
		101,208,113
Germany – 4.32%
Deutsche Bank AG	128,205	7,516,850
Deutsche Post AG	319,600	5,744,228
Deutsche Telekom AG	1,355,300	20,964,166
		34,225,244
Ireland – 0.81%
CRH Plc	278,500	6,392,912
Italy – 7.95%
ENI SpA	886,415	21,750,233
Intesa Sanpaolo SpA	1,766,850	5,212,334
Intesa Sanpaolo SpA Savings Shares	971,300	2,562,508

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
Italcementi SpA Savings Shares	422,400	$2,229,242
Telecom Italia SpA	7,486,774	11,505,655
Telecom Italia SpA Savings Shares	8,822,450	11,851,255
UniCredit SpA	1,379,157	3,399,397
Unipol Gruppo Finanziario SpA	8,247,200	4,434,170
		62,944,794
Japan – 30.06%
Astellas Pharma, Inc.	294,900	10,921,007
Canon, Inc.	291,100	12,520,144
Chuo Mitsui Trust Holdings, Inc.	834,000	2,954,569
Dai Nippon Printing Co. Ltd.	625,700	7,620,016
Daiichi Sankyo Co. Ltd.	521,502	10,068,244
FUJIFILM Holdings Corp.	373,600	11,579,827
Honda Motor Co. Ltd.	372,100	13,824,859
Japan Tobacco, Inc.	3,175	11,478,847
Mitsubishi UFJ Financial Group, Inc.	1,981,800	9,131,464
Mizuho Financial Group, Inc.	6,062,390	10,003,494
MS&AD Insurance Group Holdings	354,499	8,089,517
NEC Corp.	2,044,000	4,440,800
Nippon Telegraph & Telephone Corp.	451,800	20,179,621
Nissan Motor Co. Ltd.	324,100	2,878,989
NKSJ Holdings, Inc.(a)	1,036,000	6,762,823
Ono Pharmaceutical Co. Ltd.	201,200	9,913,464
Rohm Co. Ltd.	183,600	11,536,098
Seven & I Holdings Co. Ltd.	405,100	10,319,338
Sony Corp.	288,400	9,198,818
Sumitomo Mitsui Financial Group, Inc.	287,398	8,916,610
Taisho Pharmaceutical Co. Ltd.	306,000	6,621,568
Takeda Pharmaceutical Co. Ltd.	191,300	8,925,224
TDK Corp.	87,800	5,192,574
The 77 Bank Ltd.	197,300	993,634
The Akita Bank Ltd.	262,000	850,237
The San-In Godo Bank Ltd.	93,000	692,446
Tokio Marine Holdings, Inc.	371,500	9,918,838

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
Toyota Motor Corp.	319,300	$12,671,189
		238,204,259
Mexico – 2.58%
Cemex SAB de CV – ADR(a)	1,213,659	10,837,977
Telefonos de Mexico SAB de CV – ADR	525,046	9,587,340
		20,425,317
Netherlands – 7.48%
Aegon NV(a)	1,465,762	10,975,353
Akzo Nobel NV	93,900	6,461,518
Koninklijke Ahold NV	886,752	11,892,271
SNS REAAL NV(a)	141,435	800,623
STMicroelectronics NV	933,900	11,584,102
Unilever NV	341,104	10,687,631
Wolters Kluwer NV	291,526	6,817,598
		59,219,096
New Zealand – 0.26%
Telecom Corp. of New Zealand Ltd.	1,348,609	2,073,111
Portugal – 1.58%
Portugal Telecom SGPS SA	1,080,717	12,494,454
Singapore – 0.63%
Flextronics International Ltd.(a)	665,300	4,969,791
South Korea – 1.53%
Korea Electric Power Corp. – ADR(a)	562,100	6,880,104
SK Telecom Co. Ltd. – ADR	279,200	5,251,752
		12,131,856
Spain – 0.94%
Telefonica SA	295,501	7,412,519
Sweden – 1.58%
Telefonaktiebolaget LM Ericsson	971,000	12,492,738

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
Switzerland – 6.29%
Swiss Reinsurance Co. Ltd.	337,320	$19,222,955
Swisscom AG	26,200	11,687,030
TE Connectivity Ltd	342,972	11,942,285
UBS AG(a)	386,237	6,948,433
		49,800,703
United Kingdom – 13.91%
AstraZeneca Plc	291,355	13,385,691
Barclays Plc	1,471,121	6,605,311
BP Plc	1,171,430	8,606,649
GlaxoSmithKline Plc	766,320	14,602,062
ITV Plc(a)	6,599,100	8,180,254
J. Sainsbury Plc	2,099,500	11,278,703
Kingfisher Plc	2,332,100	9,187,541
Marks & Spencer Group Plc	1,764,419	9,524,446
Vodafone Group Plc	4,804,300	13,691,430
Wm. Morrison Supermarkets Plc	2,622,511	11,599,626
Wolseley	108,929	3,667,006
		110,328,719
TOTAL COMMON STOCKS (Cost $812,246,727)		$766,638,918
PREFERRED STOCKS – 1.26%
Brazil – 1.26%
Brasil Telecom SA – ADR	23,640	$638,516
Petroleo Brasileiro SA – ADR	263,780	9,374,742
TOTAL PREFERRED STOCKS (Cost $10,247,064)		$10,013,258

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 0.96%
Repurchase Agreements – 0.96%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/11), due 4/1/11, 0.01%, [Collateralized by $7,595,000 United States Treasury Bill, 5/15/13, 1.375% (Market Value $7,717,323)] (proceeds $7,565,858)

TOTAL (Cost $7,565,856)	$7,565,856	$7,565,856
		$7,565,856
Total Investments (Cost $830,059,647) – 99.00%		$784,218,032
Other Assets in Excess of Liabilities – 1.00%		7,927,726
TOTAL NET ASSETS – 100.00%		$792,145,758

ADR	American Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2011 (Unaudited)

Air Freight & Logistics	0.73%
Automobiles	4.16%
Capital Markets	1.83%
Chemicals	0.82%
Commercial Banks	8.19%
Commercial Services & Supplies	0.96%
Communications Equipment	4.14%
Computers & Peripherals	0.56%
Construction Materials	2.46%
Diversified Financial Services	0.10%
Diversified Telecommunication Services	16.64%
Electric Utilities	2.33%
Electronic Equipment, Instruments & Components	4.25%
Food & Staples Retailing	8.01%
Food Products	1.35%
Household Durables	1.16%
Insurance	7.50%
Media	1.89%
Multiline Retail	1.20%
Office Electronics	1.58%
Oil, Gas & Consumable Fuels	6.70%
Pharmaceuticals	11.58%
Semiconductors & Semiconductor Equipment	2.92%
Specialty Retail	1.16%
Tobacco	1.45%
Trading Companies & Distributors	0.46%
Wireless Telecommunication Services	2.65%
COMMON STOCKS	96.78%
Diversified Telecommunication Services	0.08%
Oil, Gas & Consumable Fuels	1.18%
PREFERRED STOCKS	1.26%
SHORT TERM INVESTMENTS	0.96%
TOTAL INVESTMENTS	99.00%
Other Assets in Excess of Liabilities	1.00%
TOTAL NET ASSETS	100.00%

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)

	Shares	Value
COMMON STOCKS – 94.14%
Automobiles – 2.91%
Honda Motor Co. Ltd.	11,600	$430,982
Toyota Motor Corp.	22,400	888,927
		1,319,909
Building Products – 1.02%
Masco Corp.	33,400	464,928
Chemicals – 0.79%
Akzo Nobel NV	5,200	357,826
		357,826
Commercial Banks – 7.40%
BB&T Corp.	11,800	323,910
Intesa Sanpaolo SpA	50,000	147,504
Intesa Sanpaolo SpA Savings Shares	118,900	313,685
KeyCorp	23,500	208,680
Mitsubishi UFJ Financial Group, Inc.	89,800	413,768
Mizuho Financial Group, Inc.	280,510	462,867
PNC Financial Services Group, Inc.	5,920	372,901
Sumitomo Mitsui Financial Group, Inc.	12,076	374,662
Wells Fargo & Co.	23,369	740,796
		3,358,773
Communications Equipment – 2.98%
Alcatel – Lucent SA(a)	83,100	479,111
Nokia OYJ	39,106	332,956
Telefonaktiebolaget LM Ericsson	42,000	540,366
		1,352,433
Computers & Peripherals – 2.96%
Dell, Inc.(a)	42,260	613,193
Western Digital Corp.(a)	19,540	728,646
		1,341,839

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
Diversified Financial Services – 3.03%
Bank Of America Corp.	53,732	$716,248
Citigroup, Inc.(a)	149,363	660,184
		1,376,432
Diversified Telecommunication Services – 14.40%
AT&T, Inc.	21,100	645,660
Deutsche Telekom AG	68,000	1,051,843
France Telecom SA	46,963	1,054,487
Nippon Telegraph & Telephone Corp.	20,800	929,031
Portugal Telecom SGPS SA	26,600	307,530
Telecom Italia SpA Savings Shares	823,900	1,106,749
Telefonica SA	11,700	293,490
Telefonos de Mexico SAB de CV – ADR	23,922	436,816
Verizon Communications, Inc.	18,500	712,990
		6,538,596
Electric Utilities – 0.50%
Centrais Electricas Brasileiras SA – ADR	14,500	224,895
Electronic Equipment, Instruments & Components – 2.27%
FUJIFILM Holdings Corp.	14,000	433,934
TE Connectivity Ltd.	17,200	598,904
		1,032,838
Food & Staples Retailing – 9.25%
Carrefour SA	20,000	883,593
J. Sainsbury Plc	88,400	474,893
Koninklijke Ahold NV	39,100	524,372
Safeway, Inc.	28,450	669,713
Seven & I Holdings Co. Ltd.	24,400	621,555
SUPERVALU, Inc.	13,300	118,769
The Kroger Co.	28,100	673,557
Wm. Morrison Supermarkets Plc	53,300	235,751
		4,202,203

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
Food Products – 1.55%
Unilever NV	22,400	$701,847
Health Care Equipment & Supplies – 1.17%
Boston Scientific Corp.(a)	73,600	529,184
Household Durables – 1.24%
Sony Corp.	17,600	561,370
Industrial Conglomerates – 1.77%
General Electric Co.	40,030	802,602
Insurance – 6.82%
Aegon NV(a)	60,400	452,264
Marsh & McLennan Companies, Inc.	25,500	760,155
MS&AD Insurance Group Holdings	14,900	340,012
NKSJ Holdings, Inc.(a)	59,000	385,141
Swiss Reinsurance Co. Ltd.	13,900	792,124
Tokio Marine Holdings, Inc.	13,800	368,452
		3,098,148
Multiline Retail – 0.85%
Marks & Spencer Group Plc	71,500	385,962
Office Electronics – 2.18%
Canon, Inc.	13,800	593,535
Xerox Corp.	37,400	398,310
		991,845
Oil, Gas & Consumable Fuels – 11.02%
BP Plc	29,500	216,740
Chesapeake Energy Corp.	29,090	975,097
Chevron Corp.	7,148	767,910
ENI SpA	46,300	1,136,077
Total SA	16,778	1,022,339
Valero Energy Corp.	29,709	885,922
		5,004,085

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
Pharmaceuticals – 12.51%
Astellas Pharma, Inc.	11,800	$436,988
AstraZeneca Plc	14,000	643,200
Daiichi Sankyo Co. Ltd.	23,500	453,697
Eli Lilly & Co.	17,000	597,890
GlaxoSmithKline PLC	40,800	777,435
Merck & Co., Inc.	15,999	528,127
Pfizer, Inc.	52,954	1,075,497
Sanofi – Aventis SA	10,600	742,788
Takeda Pharmaceutical Co. Ltd.	9,100	424,566
		5,680,188
Semiconductors & Semiconductor Equipment – 3.47%
Intel Corp.	31,400	633,338
STMicroelectronics NV	41,000	508,564
Texas Instruments, Inc.	12,600	435,456
		1,577,358
Software – 2.44%
Microsoft Corp.	43,600	1,105,696
Specialty Retail – 1.61%
Lowe’s Cos, Inc.	27,700	732,112
TOTAL COMMON STOCKS (Cost $37,811,446)		$42,741,069

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 4.26%
Repurchase Agreements – 4.26%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/11), due 4/1/11, 0.01%, [Collateralized by $1,945,000 United States Treasury Bill, 5/15/13, 1.375% (Market Value $1,976,326)] (proceeds $1,935,495)	$1,935,494	$1,935,494
TOTAL SHORT TERM INVESTMENTS (Cost $1,935,494)		$1,935,494
Total Investments (Cost $39,746,940) – 98.40%		$44,676,563
Other Assets in Excess of Liabilities – 1.60%		728,629
TOTAL NET ASSETS – 100.00%		$45,405,192

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
ADR	American Depository Receipt

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2011 (Unaudited)

Brazil	0.50%
Finland	0.73%
France	9.21%
Germany	2.32%
Italy	5.96%
Japan	17.88%
Mexico	0.96%
Netherlands	5.60%
Portugal	0.68%
Spain	0.65%
Sweden	1.19%
Switzerland	3.06%
United Kingdom	6.02%
United States	39.38%
COMMON STOCKS	94.14%
SHORT TERM INVESTMENTS	4.26%
TOTAL INVESTMENTS	98.40%
Other Assets in Excess of Liabilities	1.60%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)

	Shares	Value
COMMON STOCKS – 89.18%
Argentina – 0.39%
Grupo Clarin – ADR(a)	30,428	$285,375
Austria – 1.90%
Erste Group Bank AG	28,289	1,428,554
Brazil – 19.71%
Banco do Brasil SA	109,000	1,966,159
Banco Santander Brasil SA – ADR	146,191	1,792,302
Brasil Telecom SA – ADR	49,531	531,963
Centrais Electricas Brasileiras SA – ADR	140,985	2,186,678
Cia de Saneamento Basico do Estado de Sao Paulo – ADR	12,420	729,551
Cia Paranaense de Energia	6,000	145,126
Embraer SA – ADR	19,154	645,490
Inpar SA(a)	502,033	950,162
Marfrig Alimentos SA	225,282	1,956,635
Redecard SA	120,200	1,763,262
Tim Participacoes SA	20,661	901,853
Vivo Participacoes SA	30,420	1,228,360
		14,797,541
China – 15.24%
Chaoda Modern Agriculture Holdings Ltd.	3,433,934	2,134,308
China Mobile Ltd	220,500	2,035,434
China Resources Power Holdings Co. Ltd.	1,238,409	2,387,051
China Yuchai International Ltd.(a)	20,610	604,491
People’s Food Holdings Ltd.	1,730,519	1,102,993
PetroChina Co. Ltd.	161,700	245,976
Sinotrans Limited	5,075,350	1,233,103
Weiqiao Textile Co.	1,367,877	1,356,791
Xinhua Winshare Publishing and Media Co. Ltd.	565,450	334,208
		11,434,355
Czech Republic – 2.75%
Telefonica O2 Czech Republic AS	88,140	2,061,838

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
Hong Kong – 3.42%
Dickson Concepts International Ltd.	208,228	154,502
First Pacific Co. Ltd.	2,522,899	2,256,182
Fountain SET Holdings Ltd.	903,646	155,605
		2,566,289
Hungary – 2.02%
Magyar Telekom Telecommunications Plc	481,174	1,513,083
Israel – 6.75%
Bezeq The Israel Telecommunication Corp. Ltd.	158,480	470,115
Makhteshim-Agan Industries Ltd.(a)	444,970	2,350,109
Partner Communications Co. Ltd.	90,648	1,723,960
Syneron Medical Ltd.(a)	40,050	522,252
		5,066,436
Malaysia – 1.46%
Proton Holdings Bhd	941,100	1,099,245
Mexico – 6.93%
Cemex SAB de CV – ADR(a)	247,114	2,206,732
Fibra Uno Administracion SA de CV(a)	406,230	673,837
GPO Televisa SA(a)	117,853	580,028
Gruma SAB de Cv(a)	492,020	1,033,310
Grupo Televisa SA – ADR(a)	2,780	68,193
Telefonos de Mexico SAB de CV – ADR	34,986	638,844
		5,200,944
Pakistan – 0.37%
Nishat Mills Ltd.	363,600	275,724
Panama – 1.92%
Banco Latinoamericano de Comercio Exterior SA	82,391	1,438,547
Philippines – 1.48%
First Philippine Holdings Corp.	841,300	1,112,499
Russia – 1.55%
Gazprom OAO – ADR(a)	36,014	1,164,692

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
Singapore – 2.92%
Flextronics International Ltd.(a)	142,814	1,066,821
Haw Par Corp. Ltd.	101,100	481,386
M1 Limited	336,201	642,845
		2,191,052
South Africa – 2.81%
JD Group Ltd.	19,929	142,581
MTN Group Ltd.	97,580	1,968,155
		2,110,736
South Korea – 13.10%
Hana Financial Group, Inc.	24,150	1,042,851
KB Financial Group, Inc. – ADR(a)	25,337	1,321,831
Korea Electric Power Corp.(a)	45,930	1,125,050
Korea Electric Power Corp. – ADR(a)	80,820	989,237
Lotte Chilsung Beverage Co. Ltd.	1,510	1,477,596
POSCO – ADR	18,868	2,156,424
Shinhan Financial Group Co. Ltd. – ADR	7,279	659,259
SK Telecom Co. Ltd.	7,100	1,056,915
		9,829,163
Turkey – 4.46%
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	293,271	469,336
Turkiye Vakiflar Bankasi Tao	1,154,300	2,880,828
		3,350,164
TOTAL COMMON STOCKS (Cost $64,532,660)		$66,926,237
PREFERRED STOCKS – 5.54%
Argentina – 0.63%
Nortel Inversora SA(a)	16,356	473,016
Brazil – 2.41%
Brasil Telecom SA	20,411	551,301
Cia Energetica do Ceara	15,000	310,446
Petroleo Brasileiro SA	26,662	947,567
		1,809,314

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
South Korea – 2.50%
Hyundai Motor Co.	31,220	1,875,977
TOTAL PREFERRED STOCKS (Cost $3,845,848)		$4,158,307

	Shares	Value
SHORT TERM INVESTMENT – 2.28%
Money Market Fund – 2.28%
Northern Institutional Treasury Portfolio, 0.010%	1,708,990	$1,708,990
TOTAL SHORT TERM INVESTMENT (Cost $1,708,990)		$1,708,990
Total Investments (Cost $70,087,498) – 97.00%		$72,793,534
Other Assets in Excess of Liabilities – 3.00%		2,250,040
TOTAL NET ASSETS – 100.00%		$75,043,574

(a)	Non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2011 (Unaudited)

Aerospace & Defense	0.85%
Air Freight & Logistics	1.64%
Automobiles	1.46%
Beverages	1.97%
Chemicals	3.13%
Commercial Banks	16.70%
Construction Materials	2.94%
Distributors	0.45%
Diversified Financial Services	3.01%
Diversified Telecommunication Services	6.95%
Electric Utilities	7.41%
Electronic Equipment, Instruments & Components	1.42%
Food Products	8.30%
Health Care Equipment & Supplies	0.70%
Health Care Providers & Services	0.63%
Household Durables	1.27%
Independent Power Producers & Energy Traders	3.18%
Industrial Conglomerates	0.64%
IT Services	2.35%
Machinery	0.81%
Media	1.24%
Metals & Mining	2.87%
Oil, Gas & Consumable Fuels	1.88%
Real Estate Investment Trust	0.90%
Specialty Retail	0.40%
Textiles, Apparel & Luxury Goods	2.38%
Water Utilities	0.97%
Wireless Telecommunication Services	12.73%
TOTAL COMMON STOCKS	89.18%
Automobiles	2.50%
Diversified Telecommunication Services	1.37%
Electric Utilities	0.41%
Oil, Gas & Consumable Fuels	1.26%
PREFERRED STOCKS	5.54%
SHORT TERM INVESTMENTS	2.28%
TOTAL INVESTMENTS	97.00%
Other Assets in Excess of Liabilities	3.00%
TOTAL NET ASSETS	100.00%

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 9.80%
Federal National Mortgage Association – 6.02%
Pool #979639, 5.000%, 06/01/2023	$688,397	$731,901
Pool #889452, 5.500%, 05/01/2038	844,412	904,001
		1,635,902
Fannie Mae Interest Only Strip – 1.32% 5.500%, 01/01/2036	853,947	185,223
6.000%, 06/01/2036	843,462	175,350
		360,573
Freddie Mac Mortgage – 2.46%
Freddie Mac Gold Pool
Pool #A7-7990, 6.500%, 06/01/2038	596,825	668,586
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $2,621,382)		$2,665,061
OTHER MORTGAGE RELATED SECURITIES – 13.89%
Collateralized Mortgage Obligations – 2.49%
Wells Fargo Mortgage Backed Securities Trust
Series 2004 – DD, 2.879%, 01/25/2035	775,000	668,194
Series 2006 – AR14, 5.925%, 10/25/2036	9,981	9,534
		677,728
Near Prime Mortgage – 8.95%
Banc of America Funding Corp.
Series 2006 – H, 6.084%, 09/20/2046	89,826	67,478
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005 – 10, 2.860%, 10/25/2035	855,000	727,052
Bear Stearns Alt-A Trust
Series 2004 – 11, 0.936%, 11/25/2034	468,715	377,617
Series 2005 – 7, 0.526%, 08/25/2035	501,349	386,478
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006 – HYB1, 4.076%, 03/20/2036	66,383	40,647
First Horizon Alternative Mortgage Securities
Series 2004 – FA2, 6.000%, 01/25/2035	32,412	32,255
Merrill Lynch Mortgage Investors, Inc.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
Series 2005 – A9, 2.669%, 12/25/2035	249,425	203,423
Opteum Mortgage Acceptance Corp.
Series 2005 – 3, 0.619%, 07/25/2035	398,807	319,157
WaMu Mortgage Pass Through Certificates
Series 2007-HY2, 6.613%, 11/25/2036	$79,709	$63,216
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	167,822	153,852
Series 2007-PA5, 6.250%, 11/25/2037	71,432	61,902
		2,433,077
Sub-Prime Mortgages – 2.45%
Accredited Mortgage Loan Trust
Series 2006 – 2, 0.479%, 09/25/2036	600,000	489,727
Countrywide Asset-Backed Certificates
Series 2004 – 10, 1.300%, 12/25/2034	115,013	32,384
JP Morgan Mortgage Acquisition Corp.
Series 2006 – NC1, 0.431%, 04/25/2036	181,278	144,656
Park Place Securities, Inc.
Series 2004 – WWF1, 3.650%, 12/25/2034	664	4
		666,771
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $3,416,508)		$3,777,576
US GOVERNMENTS – 18.62%
Sovereign – 18.62%
United States Treasury Bond
4.750%, 02/15/2037	$325,000	$340,184
United States Treasury Note
4.250%, 08/15/2014	640,000	699,850
4.500%, 02/15/2016	850,000	943,235
3.375%, 11/15/2019	3,045,000	3,078,306
TOTAL US GOVERNMENTS (Cost $5,118,096)		$5,061,575

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Shares	Value
COMMON STOCKS – 0.10%
Commercial Services & Supplies – 0.04%
Quad/Graphics, Inc.(a)	208	$8,848
Forest Products & Paper – 0.06%
AbitibiBowater, Inc.(a)	623	16,740
Abitibi-Consolidated(a)(b)(d)	80,000	—
Quebecor World(a)(d)	140,000	—
		16,740
Semiconductors – 0.10%
Magnachip Semiconductor Corp.(a)	22	299
TOTAL COMMON STOCKS (Cost $67,097)		$25,887
PREFERRED STOCKS – 0.05%
Diversified Financial Services – 0.05%
Ally Financial, Inc., 7.000%(c)	16	$14,889
TOTAL PREFERRED STOCKS (Cost $0)		$14,889

	Principal Amount	Value
ASSET BACKED SECURITIES – 2.13%
Student Loan – 2.13%
SLM Student Loan Trust
Series 2004-B, 0.867%, 03/15/2024	$260,000	$213,432
Series 2004-B, 0.740%, 09/15/2033	300,000	234,435
Series 2005-A, 0.612%, 12/15/2038	180,000	130,161
TOTAL ASSET BACKED SECURITIES (Cost $566,299)		$578,028
CORPORATE BONDS – 53.57%
Advertising – 0.62%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$155,000	$169,338
Automobile Parts & Equipment – 0.24%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	65,000	65,000

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
Banks & Thrifts – 10.85%
Ally Financial, Inc.
7.500%, 12/31/2013	$15,000	$16,144
6.750%, 12/01/2014	650,000	684,937
8.000%, 12/31/2018	18,000	19,328
Banco Santander Chile
7.375%, 07/18/2012	23,700	24,931
Citigroup, Inc.
6.125%, 11/21/2017	235,000	256,069
6.875%, 03/05/2038	235,000	258,251
Fifth Third Bancorp
8.250%, 03/01/2038	175,000	208,842
First Horizon National Corp.
5.375%, 12/15/2015	130,000	135,821
JP Morgan Chase & Co.
7.900%, 04/30/2099	260,000	284,468
KeyCorp
6.500%, 05/14/2013	110,000	119,893
M&I Marshall & Ilsley Bank
5.000%, 01/17/2017	335,000	346,408
National City Corp.
4.900%, 01/15/2015	235,000	252,624
Regions Financial Corp.
5.750%, 06/15/2015	205,000	208,845
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	115,000	133,582
		2,950,143
Building Materials – 4.55%
CRH America Corp.
6.000%, 09/30/2016	160,000	172,468
Masco Corp.
6.125%, 10/03/2016	305,000	312,829
Mohawk Industries, Inc.
6.875%, 01/15/2016	255,000	273,488
Owens Corning
6.500%, 12/01/2016	125,000	136,100

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
USG Corp.
6.300%, 11/15/2016	$365,000	$343,100
		1,237,985
Consumer Products – 0.67%
Spectrum Brands, Inc.
9.500%, 06/15/2018(c)	165,000	181,913
Containers & Packaging – 0.84%
Sealed Air Corp.
7.875%, 06/15/2017	205,000	229,240
Diversified Financial Services – 4.81%
American International Group, Inc.
6.400%, 12/15/2020	200,000	213,459
Countrywide Financial Corp.
5.800%, 06/07/2012	455,000	478,596
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	250,000	269,867
International Lease Finance Corp.
6.625%, 11/15/2013	135,000	139,725
SLM Corp.
5.000%, 10/01/2013	200,000	207,018
		1,308,665
Electric Utilities – 8.16%
Ameren Corp.
8.875%, 05/15/2014	300,000	345,104
Arizona Public Service Co.
8.750%, 03/01/2019	340,000	428,641
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	178,261
EDP Finance BV
4.900%, 10/01/2019(c)	300,000	261,860
FirstEnergy Corp.
7.375%, 11/15/2031	430,000	465,778
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	303,494
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	30,000	33,668

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
7.000%, 09/01/2022	$175,000	$201,280
		234,948
		2,218,086
Energy – 1.60%
Valero Energy Corp.
9.375%, 03/15/2019	340,000	434,618
Equipment – 0.15%
Continental Airlines 2007 – 1 Class A Pass Through Trust
Series 2007 – 1, 5.983%, 04/19/2022	38,585	39,549
FDIC Guaranteed – 5.67%
Ally Financial, Inc.
2.200%, 12/19/2012	500,000	512,218
The Goldman Sachs Group, Inc.
3.250%, 06/15/2012	775,000	800,646
Wells Fargo & Co.
3.000%, 12/09/2011	225,000	229,209
		1,542,073
Food, Beverage & Tobacco – 2.32%
Altria Group, Inc.
9.700%, 11/10/2018	150,000	197,267
Chiquita Brands International, Inc.
7.500%, 11/01/2014	70,000	70,963
Pilgrim’s Pride Corp.
7.875%, 12/15/2018(c)	150,000	145,500
Tyson Foods, Inc.
7.100%, 04/01/2016	195,000	217,912
		631,642
Healthcare Products – 0.52%
Boston Scientific Corp.
6.000%, 01/15/2020	135,000	141,456
Homebuilders – 3.41%
Centex Corp.
6.500%, 05/01/2016	80,000	83,200

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
Lennar Corp.
5.600%, 05/31/2015	$290,000	$285,650
Pulte Group, Inc.
5.200%, 02/15/2015	440,000	436,699
Toll Brothers Finance Corp.
5.150%, 05/15/2015	120,000	122,486
		928,035
Insurance – 1.42%
CNA Financial Corp.
7.350%, 11/15/2019	125,000	141,173
5.875%, 08/15/2020	110,000	113,576
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	120,000	130,352
		385,101
Leisure Time – 0.25%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	65,000	69,225
Media – 0.69%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	15,000	16,394
Virgin Media Finance Plc
9.500%, 08/15/2016	150,000	170,625
		187,019
Oil & Gas – 3.18%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	435,000	473,013
El Paso Corp.
7.000%, 06/15/2017	90,000	100,728
Transocean, Inc.
5.250%, 03/15/2013	275,000	291,931
		865,672
Pharmaceuticals – 0.37%
Wyeth
5.500%, 02/01/2014	90,000	99,249

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

	Principal Amount	Value
Retail – 0.65%
Marks & Spencer PLC
7.125%, 12/01/2037(c)	$185,000	$176,656
Technology, Equipment & Services – 0.59%
Unisys Corp.
12.500%, 01/15/2016	140,000	157,150
Telecommunications – 2.01%
Telecom Italia Capital SA
6.999%, 06/04/2018	85,000	92,430
Verizon New York, Inc.
6.875%, 04/01/2012	430,000	455,215
		547,645
TOTAL CORPORATE BONDS (Cost $13,135,883)		$14,565,460

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp. Expiration Date: November 2014, Exercise Price: $1.97(d)	870	$—
TOTAL WARRANTS (Cost $8,748)		$—

	Principal Amount	Value
SHORT TERM INVESTMENTS – 0.53%
Repurchase Agreements – 0.53%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/11), due 4/1/11, 0.01%, [Collateralized by $150,000 United States Treasury Bill, 5/15/13, 1.375% (Market Value $152,416)] (proceeds $145,185)	$145,185	$145,185
TOTAL SHORT TERM INVESTMENTS (Cost $145,185)		$145,185
TOTAL INVESTMENTS (Cost $25,079,198) – 98.69%		$26,833,661
Other Assets in Excess of Liabilities – 1.31%		356,134
TOTAL NET ASSETS – 100.00%		$27,189,795

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2011 (Unaudited)  – (continued)

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	In Default
(c)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in Rule 144A) or pursuant to another exemption from registration. The market values of these securities total $780,818, which represents 2.87% of total net assets.
(d)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund’s Board of Trustees. These securities represent $0 or 0.00% of the Fund’s net assets.

The accompanying notes are an integral part of these Schedules of Investments.

[This page intentionally left blank.]

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2011 (Unaudited)

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund	Brandes Institutional Core Plus Fixed Income Fund
ASSETS
Investments in securities, at value(1)	$784,218,032	$44,676,563	$72,793,534	$26,833,661
Cash	—	—	175	—
Foreign currency(1)	542,838	27,082	57,227	—
Receivables:
Securities sold	—	702,918	—	167,017
Fund shares sold	2,507,959	14,239	857,535	64,052
Dividends and interest	5,669,429	127,033	1,732,688	308,331
Tax reclaims	368,836	11,108	—	—
Due from Advisor	—	—	—	9,829
Prepaid expenses and other assets	74,136	28,611	5,690	19,666
Total Assets	793,381,230	45,587,554	75,446,849	27,402,556
LIABILITIES
Payables:
Securities purchased	—	123,209	302,376	149,386
Fund shares redeemed	404,757	—	9,782	562
Due to advisor	678,582	15,785	50,058	—
12b-1 fee	—	—	4,231	—
Trustee fees	12,456	13,109	7,937	13,152
Dividends payable	—	—	—	15,396
Accrued expenses	139,677	30,259	28,891	34,265
Total Liabilities	1,235,472	182,362	403,275	212,761
NET ASSETS	$792,145,758	$45,405,192	$75,043,574	$27,189,795
COMPONENTS OF NET ASSETS
Paid-in capital	$878,136,416	$39,079,689	$73,320,955	$24,955,774
Undistributed net investment income	2,538,210	119,629	15,867	6,457
Accumulated net realized gain (loss) on investments and foreign currency	(42,762,511)	1,277,027	(1,014,699)	473,101
Net unrealized appreciation (depreciation) on:
Investments	(45,843,696)	4,929,759	2,706,996	1,754,463
Foreign currency	77,339	(912)	14,455	—
Total Net Assets	$792,145,758	$45,405,192	$75,043,574	$27,189,795

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2011 (Unaudited)  – (continued)

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund	Brandes Institutional Core Plus Fixed Income Fund
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$789,159,288	$45,176,261	$46,681,746	$25,320,309
Shares outstanding (unlimited shares authorized without par value)	50,569,533	1,975,285	4,512,136	2,680,416
Offering and redemption price	$15.61	$22.87	$10.35	$9.45
Class E Shares
Net Assets	$2,986,371	$228,829	N/A	$1,869,486
Shares outstanding (unlimited shares authorized without par value)	191,479	10,036	N/A	197,812
Offering and redemption price	$15.60	$22.80	N/A	$9.45
Class S Shares
Net Assets	$99	$102	$28,361,828	N/A
Shares outstanding (unlimited shares authorized without par value)	6	4	2,741,247	N/A
Offering and redemption price	$15.60 *	$22.84 *	$10.35	N/A
(1) Cost of:
Investments in securities	$830,059,647	$39,746,940	$70,087,498	$25,079,198
Foreign currency	544,919	26,946	56,267	—

*	Differences in the calculation of the offering and redemption prices are due to rounding of the Net Assets and the shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended March 31, 2011 (Unaudited)

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund*	Brandes Institutional Core Plus Fixed Income Fund
INVESTMENT INCOME
Income
Dividend income	$9,313,006	$495,846	$209,732	$561
Less: foreign taxes withheld	(939,910)	(27,931)	(28,099)	—
Interest income	(7,616)	47	244	787,643
Miscellaneous income	—	—	746	—
Total income	8,365,480	467,962	182,623	788,204
Expenses
Advisory fees (Note 3)	3,974,224	170,852	137,694	47,751
Custody fees	59,014	6,301	7,438	4,271
Administration fees (Note 3)	115,451	6,102	3,304	4,270
Insurance expense	35,709	2,184	59	1,274
Legal fees	22,818	22,729	7,021	22,729
Printing fees	21,953	2,455	531	1,982
Miscellaneous	73,978	4,275	767	3,272
Registration expense	22,067	16,583	5,386	17,784
Trustee fees	31,324	27,838	8,437	27,838
Transfer agent fees	66,143	17,010	4,838	17,120
12b-1 Fees – Class S	—	—	4,422	N/A
Shareholder Service Fees – Class E	1,097	—	N/A	3,322
Shareholder Service Fees – Class I	—	—	—	2,463
Accounting fees	49,892	6,548	1,298	7,458
Auditing fees	14,568	12,703	6,903	12,193
Organizational costs	—	—	5,776	—
Total expenses	4,488,238	295,580	193,874	173,727
Less reimbursement / waiver	—	(81,832)	(27,118)	(102,855)
Total expenses net of reimbursement / waiver	4,488,238	213,748	166,756	70,872
Net investment income	3,877,242	254,214	15,867	717,332
REALIZED AND UNREALZIED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	5,244,094	1,516,717	192,672	536,313
In-kind redemptions	—	—	(942,195)	—
Foreign currency transactions	17,311	1,043	(265,176)	—
Net realized gain (loss)	5,261,405	1,517,760	(1,014,699)	536,313
Net change in unrealized appreciation on:
Investments	43,815,072	3,153,328	2,706,996	(597,856)
Foreign currency transactions	22,733	(2,215)	14,455	—
Net unrealized appreciation/(depreciation)	43,837,805	3,151,113	2,721,451	(597,856)
Net realized and unreaalized gain (loss) on investments and foreign currency transactions	49,099,210	4,668,873	1,706,752	(61,543)
Net increase in net assets resulting from operations	$52,976,452	$4,923,087	$1,722,619	$655,789

*	Commenced operations on January 31, 2011.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes Institutional International Equity Fund		Brandes Institutional Global Equity Fund		Brandes Institutional Emerging Markets Fund*	Brandes Institutional Core Plus Fixed Income Fund
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Period Ended March 31, 2011 (Unaudited)	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,877,242	$16,157,155	$254,214	$775,052	$15,867	$717,332	$1,534,094
Net realized gain (loss) on:
Investments	5,244,094	(15,577,773)	1,516,717	2,595,495	192,672	536,313	348,884
In-kind redemptions	—	(31,914,754)	—	—	(942,195)	—	—
Foreign currency transactions	17,311	(160,909)	1,043	(804)	(265,176)	—	—
Net unrealized appreciation (depreciation) on:
Investments	43,815,072	34,875,688	3,153,328	(1,818,634)	2,706,996	(597,856)	1,431,600
Foreign currency transactions	22,733	(20,377)	(2,215)	(77)	14,455	—	—
Net increase in net assets resulting from operations	52,976,452	3,359,030	4,923,087	1,551,032	1,722,619	655,789	3,314,578
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class E	(50,229)	(2,220)	(3,136)	(1,959)	N/A	(69,818)	(117,303)
Class I	(17,285,049)	(12,352,169)	(792,321)	(665,678)	—	(669,833)	(1,253,986)
From net realized gains
Class E	—	—	(7,671)	—	N/A	(52,278)	—
Class I	—	—	(1,937,987)	—	—	(438,040)	—
Decrease in net assets from distributions	(17,335,278)	(12,354,389)	(2,741,115)	(667,637)	—	(1,229,969)	(1,371,289)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS  – (continued)

	Brandes Institutional International Equity Fund		Brandes Institutional Global Equity Fund		Brandes Institutional Emerging Markets Fund*	Brandes Institutional Core Plus Fixed Income Fund
	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010	Period Ended March 31, 2011 (Unaudited)	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	83,747,557	286,051,562	2,523,261	5,791,248	126,418,966	2,827,291	5,290,168
Net asset value of shares issued on reinvestment of distributions	16,171,707	11,766,419	2,710,026	658,462	—	1,059,532	1,219,355
Cost of shares redeemed	(116,016,919)	(383,317,760)	(3,088,018)	(3,781,630)	(53,098,011)	(3,664,109)	(5,751,698)
Net increase in net assets from capital share transactions	(16,097,655)	(85,499,779)	2,145,269	2,668,080	73,320,955	222,714	757,825
Total Increase (Decrease) in net assets	19,543,519	(94,495,138)	4,327,241	3,551,475	75,043,574	(351,466)	2,701,114
NET ASSETS
Beginning of the Period	772,602,239	867,097,377	41,077,951	37,526,476	—	27,541,261	24,840,147
End of the Period	$792,145,758	$772,602,239	$45,405,192	$41,077,951	$75,043,574	$27,189,795	$27,541,261
Undistributed net investment income	$2,538,210	$15,996,246	$119,629	$660,872	$15,867	$6,457	$28,776

*	Commenced operations on January 31, 2011.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS
For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Institutional International Equity Fund
Class I
10/1/2010 – 3/31/2011 (Unaudited)	$14.92	0.08	(5)	0.96	—	1.04	(0.35)	—
9/30/2010	$15.24	0.32 (5)		(0.38)	—	(0.06)	(0.26)	—
9/30/2009	$17.43	0.26		(0.80)	—	(0.54)	(0.47)	(1.18)
9/30/2008	$26.51	0.61		(5.95)	—	(5.34)	(0.45)	(3.29)
9/30/2007	$24.73	0.40		3.98	—	4.38	(0.32)	(2.28)
9/30/2006	$22.28	0.33		3.83	—	4.16	(0.28)	(1.43)
Class E
10/1/2010 – 3/31/2011 (Unaudited)	$14.91	0.09	(5)	0.95	—	1.04	(0.35)	—
9/30/2010	$15.24	0.33	(5)	(0.40)	—	(0.07)	(0.26)	—
10/6/2008(3) – 9/30/2009	$16.03	0.32		0.54	—	0.86	(0.47)	(1.18)
Class S
1/31/2011(3) – 3/31/2011 (Unaudited)	$15.74	0.06 (5)		(0.20)	—	(0.14)	—	—
Brandes Institutional Global Equity Fund
Class I
10/1/2010 – 3/31/2011 (Unaudited)	$21.76	0.13	(5)	2.41	—	2.54	(0.35)	(1.08)
9/30/2010	$21.24	0.42	(5)	0.48	—	0.90	(0.38)	—
10/6/2008(3) – 9/30/2009	$20.00	0.39		0.94	—	1.33	(0.09)	—
Class E
10/1/2010 – 3/31/2011 (Unaudited)	$21.73	0.12	(5)	2.47	—	2.59	(0.44)	(1.08)
9/30/2010	$21.25	0.37	(5)	0.50	—	0.87	(0.39)	—
10/6/2008(3) – 9/30/2009	$20.00	0.40		0.94	—	1.34	(0.09)	—
Class S
1/31/2011(3) – 3/31/2011 (Unaudited)	$22.34	0.07 (5)		0.43	—	0.50	—	—
Brandes Institutional Emerging Markets Income Fund
Class I
1/31/2011(3) – 3/31/2011 (Unaudited)	$10.00	—	(5)	0.35	—	0.35	—	—
Class S
1/31/2011(3) – 3/31/2011 (Unaudited)	$10.00	—	(5)	0.35	—	0.35	—	—
Brandes Institutional Core Plus Fixed Income Fund
Class I
10/1/2010 – 3/31/2011 (Unaudited)	$9.65	0.25	(5)	(0.02)	—	0.23	(0.26)	(0.17)
9/30/2010	$8.95	0.56	(5)	0.64	—	1.20	(0.50)	—
9/30/2009	$8.69	0.49		0.25	—	0.74	(0.48)	—
12/28/2007(3) – 9/30/2008	$10.00	0.44		(1.33)	0.02	(0.87)	(0.44)	—
Class E
10/1/2010 – 3/31/2011 (Unaudited)	$9.66	0.24	(5)	(0.03)	—	0.21	(0.25)	(0.17)
9/30/2010	$8.96	0.54	(5)	0.64	—	1.18	(0.48)	—
9/30/2009	$8.70	0.47		0.25	—	0.72	(0.46)	—
5/28/2008(3) – 9/30/2008	$9.99	0.24		(1.31)	0.02	(1.05)	(0.24)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Fund's total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund's investment guidelines. The return for the Core Fund, Class I and E shares would have been (9.21)% and (10.82)%, respectively. See Note 2N in the Notes to Financial Statements.

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimbursements) to average net assets		Ratio of net investment income (prior to reimbursements) to average net assets		Portfolio turnover rate
Brandes Institutional International Equity Fund
Class I
10/1/2010 – 3/31/2011 (Unaudited)	$15.61	7.01	%(1)	$789.2	1.13% (2)		0.98% (2)		1.13% (2)		0.98% (2)		1.12	%(1)
9/30/2010	$14.92	(0.37)%		$771.7	1.13%		2.19%		1.13%		2.19%		29.15%
9/30/2009	$15.24	(0.88)%		$867.0	1.16%		2.27%		1.16%		2.27%		19.86%
9/30/2008	$17.43	(23.42)%		$764.4	1.13%		2.76%		1.13%		2.76%		26.40%
9/30/2007	$26.51	18.65%		$1,067.4	1.12%		1.61%		1.12%		1.61%		29.06%
9/30/2006	$24.73	19.79%		$846.3	1.12%		1.48%		1.12%		1.48%		29.91%
Class E
10/1/2010 – 3/31/2011 (Unaudited)	$15.60	7.00% (1)		$3.0	1.25% (2)		1.21% (2)		1.25% (2)		1.21% (2)		1.12	%(1)
9/30/2010	$14.91	(0.44)%		$0.9	1.19%		2.33%		1.19%		2.33%		29.15%
10/6/2008(3) – 9/30/2009	$15.24	7.78% (1)		$0.1	1.16% (2)		2.35% (2)		1.16% (2)		2.35% (2)		19.86% (1)
Class S
1/31/2011(3) – 3/31/2011 (Unaudited)	$15.60	(0.89)% (1)		$—	1.38	%(2)	2.34	%(2)	1.38% (2)		2.34% (2)		1.12	%(1)
Brandes Institutional Global Equity Fund
Class I
10/1/2010 – 3/31/2011 (Unaudited)	$22.87	12.44% (1)		$45.2	1.00% (2)		1.19% (2)		1.38% (2)		0.81% (2)		8.15	%(1)
9/30/2010	$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.58%		16.87%
10/6/2008(3) – 9/30/2009	$21.24	6.72% (1)		$37.4	1.00% (2)		2.45% (2)		1.80% (2)		1.66% (2)		4.05% (1)
Class E
10/1/2010 – 3/31/2011 (Unaudited)	$22.80	12.32% (1)		$0.1	1.22% (2)		1.05% (2)		1.39% (2)		0.89% (2)		8.15	%(1)
9/30/2010	$21.73	4.08%		$0.1	1.20%		1.77%		1.41%		1.56%		16.87%
10/6/2008(3) – 9/30/2009	$21.25	6.77% (1)		$0.1	1.20% (2)		2.29% (2)		1.83% (2)		1.67% (2)		4.05% (1)
Class S
1/31/2011(3) – 3/31/2011 (Unaudited)	$22.84	2.24% (1)		$—	1.25	%(2)	1.78% (2)		1.25% (2)		1.78% (2)		8.15	%(1)
Brandes Institutional Emerging Markets Income Fund
Class I
1/31/2011(3) – 3/31/2011 (Unaudited)	$10.35	3.50% (1)		$46.7	1.12% (2)		0.14% (2)		1.29% (2)		(0.03	)%(2)	116.53	%(1)
Class S
1/31/2011(3) – 3/31/2011 (Unaudited)	$10.35	3.50% (1)		$28.4	1.37% (2)		(0.11	)%(2)	1.69% (2)		(0.43	)%(2)	116.53	%(1)
Brandes Institutional Core Plus Fixed Income Fund
Class I
10/1/2010 – 3/31/2011 (Unaudited)	$9.45	2.48	%(1)	$25.3	0.50	%(2)	5.28	%(2)	1.25	%(2)	4.53	%(2)	42.99	%(1)
9/30/2010	$9.65	13.73%		$24.8	0.50%		5.97%		1.25%		5.22%		150.89%
9/30/2009	$8.95	9.07%		$23.9	0.50%		5.97%		2.20%		4.27%		22.06%
12/28/2007(3) – 9/30/2008	$8.69	9.00	%(1)(6)	$4.7	0.50	%(2)	6.04	%(2)	7.93	%(2)	(1.39	)%(2)	404.25	%(1)
Class E
10/1/2010 – 3/31/2011 (Unaudited)	$9.45	2.25	%(1)	$1.9	0.70	%(2)	5.08	%(2)	1.48	%(2)	4.30	%(2)	42.99	%(1)
9/30/2010	$9.66	13.47%		$2.7	0.70%		5.77%		1.48%		4.99%		150.89%
9/30/2009	$8.96	8.86%		$1.0	0.70%		5.95%		1.84%		4.81%		22.06%
5/28/2008(3) – 9/30/2008	$8.70	(10.62	)%(1)(6)	$0.0	0.70	%(2)	8.54	%(2)	7.19	%(2)	2.05	%(2)	404.25	%(1)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 – ORGANIZATION

The Brandes Institutional International Equity Fund (the “International Fund”), the Brandes Institutional Global Equity Fund (the “Global Fund”), the Brandes Institutional Emerging Markets Fund (the “Emerging Markets Fund”) and the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The International, Global and Emerging Markets Funds began operations on January 2, 1997, October 6, 2008 and January 31, 2011, respectively and have three classes of shares: Class I, Class E and Class S. The Core Plus Fund began operations on December 28, 2007 and has two classes of shares: Class I and Class E. As noted in the Funds’ Prospectus, Class I shares are for institutional investors; Class E shares pay service fees of up to 0.25% of the Funds’ average net assets attributable to Class E shares to intermediaries providing non-distribution services to their clients who own shares of the Funds; and Class S shares pay 12b-1 fees of up to 0.25% of the Funds’ average net assets attributable to Class S shares to intermediaries providing distribution and marketing services. The International, Global and Emerging Markets Funds invest their assets primarily in equity securities with market capitalizations greater than $1 billion. The International and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Funds seek to achieve long-term capital appreciation. The Core Plus Fund invests its assets primarily in a diversified portfolio of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Bonds and other fixed income securities (other than short-term securities) are valued using the bid price provided by an independent pricing service. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

60-day period that this amortized cost basis does not represent fair value. Other short-term investments are valued at cost, which when combined with accrued interest approximates market value.

The Funds have adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Funds calculate their own share prices. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

The Funds use a third party fair valuation service to adjust the prices of foreign securities held by each Fund that are traded on foreign exchanges in order to reflect the price impacts of events occurring after the close of such foreign exchanges that may affect the values of such securities. As of March 31, 2011, the International Equity Fund, Global Equity Fund, Emerging Markets Fund and Core Plus Fund had securities with market values of $695,432,266, $23,602,984, $36,390,382 and $0, that represent 87.79%, 51.98%, 46.62% and 0.00% of each Fund’s net assets, respectively, that were fair valued using this third party valuation service.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

B.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
C.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales prices of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
D.	Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the changes in market values are recorded by the relevant Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if a counterparty is unable to meet the terms of its contract or if the value of the currency changes unfavorably.
E.	Delayed Delivery Securities.The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or “delayed delivery” refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Core Plus Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Core Plus Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Core Plus Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.
F.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.
G.	Federal Income Taxes. Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.
H.	Concentration of Risk. As of March 31, 2011, the International, Global and Emerging Markets Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global and Emerging Markets Funds’ net assets. It is the Trust’s policy to monitor these off-balance sheet risks.
I.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
J.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of March 31, 2011, the Funds did not have any securities on loan.
K.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2010, the International Fund decreased undistributed net investment income by $160,909, increased accumulated net realized income by $32,075,663 and decreased paid in capital by $31,914,754, the Global Fund decreased its undistributed net investment income by $804, and increased its accumulated net realized gain by $804, and the Core Plus Fund’s undistributed net investment income was decreased by $142,483, and accumulated net realized gain was increased by $142,483, due to certain permanent book and tax differences. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.

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NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

L.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
M.	Accounting for Uncertainty in Income Taxes. The Trust has reviewed the open tax years 2007 to 2011 and concluded that there is no impact on the Funds’ net assets or results of operations and no tax liability resulting from uncertain income tax positions taken or expected to be taken on a tax return as of March 31, 2011.
N.	Payment by Affiliate. Subsequent to the fiscal year ended September 30, 2008, the Fund’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Core Plus Fund $8,946 relating to the Fund’s purchase of a security of an affiliate of the Distributor. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.
O.	Fair Value Measurements. The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the values of each Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current or little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

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NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy noted above. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on the Fund’s financial statement disclosures.

The following is a summary of the inputs used, as of March 31, 2011, involving the Funds’ assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$75,891,955	$—	$75,891,955
Consumer Staples	—	85,625,252	—	85,625,252
Energy	9,374,741	53,078,546	—	62,453,287
Financials	6,323,349	133,188,812	—	139,512,161
Health Care	—	91,748,068	—	91,748,068
Industrials	—	17,031,250	—	17,031,250
Information Technology	16,912,076	89,642,460	—	106,554,536
Materials	10,837,977	15,083,672	—	25,921,649
Telecommunication Services	19,317,637	134,142,251	—	153,459,888
Utilities	18,454,131	—	—	18,454,131
Total Equities	81,219,911	695,432,266	—	776,652,177
Repurchase Agreements	—	7,565,856	—	7,565,856
Total Investments in Securities	$81,219,911	$702,998,122	$—	$784,218,033
Global Fund
Equities
Consumer Discretionary	$—	$2,267,241	$—	$2,267,241
Consumer Staples	2,194,150	3,442,011	—	5,636,161
Energy	2,628,928	2,375,156	—	5,004,084
Financials	3,782,875	4,050,478	—	7,833,353
Health Care	2,730,697	3,478,675	—	6,209,372
Industrials	1,267,530	—	—	1,267,530
Information Technology	4,513,543	2,888,466	—	7,402,009
Materials	—	357,826	—	357,826
Telecommunication Services	1,795,466	4,743,131	—	6,538,597
Utilities	224,896	—	—	224,896
Total Equities	19,138,085	23,602,984	—	42,741,069
Repurchase Agreements	—	1,935,494	—	1,935,494
Total Investments in Securities	$19,138,085	$25,538,478	$—	$44,676,563

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NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

Description	Level 1	Level 2	Level 3	Total
Emerging Fund
Equities
Consumer Discretionary	$1,740,967	$5,537,426	$—	$7,278,393
Consumer Staples	2,989,945	4,714,897	—	7,704,842
Energy	2,112,260	245,976	—	2,358,236
Financials	7,851,935	7,608,415	—	15,460,350
Health Care	522,252	469,336	—	991,588
Industrials	1,249,981	1,714,488	—	2,964,469
Information Technology	2,830,083	—	—	2,830,083
Materials	4,363,155	2,350,109	—	6,713,264
Telecommunication Services	6,387,174	9,410,508	—	15,797,682
Utilities	4,361,036	4,624,601	—	8,985,639
Total Equities	34,408,788	36,675,756	—	71,084,544
Short Term Investments	1,708,990	—	—	1,708,990
Total Investments in Securities	36,117,778	$36,675,756	$—	$72,793,534
Core Plus Fund
Equities*	$40,776	—	$—	$40,776
Asset Backed Securities	—	578,028	—	578,028
Corporate Bonds	—	14,565,460	—	14,565,460
Government Securities	—	7,726,636	—	7,726,636
Mortgage Backed Securities	—	3,777,576	—	3,777,576
Repurchase Agreements	—	145,185	—	145,185
Total Investments in Securities	$40,776	$26,792,885	$—	$26,833,661
*	See the Schedule of Investments for the equity investments detailed by industry classification.

Below is a reconciliation that details the activity of securities in Level 3 in the Core Plus Fund during the period from the adoption of the pronouncement on October 1, 2010 to March 31, 2011:

Beginning Balance – October 1, 2010	$456
Net purchases/(sales)	—
Transfers in/(out) of level 3	—
Total realized and unrealized gain/(losses)	(596)
Accrued accretion/(amortization)	140
Ending Balance - March 31, 2011	$—
O.	In-Kind Redemptions. Net capital gains or losses resulting from in-kind redemptions are excluded from the International and Emerging Markets Funds’ taxable gains and are not distributed to shareholders.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00%, 0.80%, 0.95% and 0.35% based upon the average daily net assets of the International Fund, the Global Fund, the Emerging Markets Fund and the Core

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NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

Plus Fund, respectively. For the periods ended March 31, 2011, the International Fund, the Global Fund, the Emerging Markets Fund and the Core Plus Fund incurred $3,974,224, $170,852, $137,694 and $47,751 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Funds’ average daily net assets attributable to the specific classes through January 31, 2012 (the “Expense Cap Agreement”):

Fund	Class I	Class E	Class S
International Fund	1.20%	1.45%	1.45%
Global Fund	1.00%	1.25%	1.25%
Emerging Markets Fund	1.12%	N/A	1.37%
Core Plus Fund	0.50%	0.70%	N/A

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the periods ended March 31, 2011, the Advisor did not waive any expenses for the International Fund, and waived expenses of $81,832, $27,118 and $102,855 for the Global, Emerging Markets and Core Plus Funds, respectively.

Fund	Recovery Expiring September 30, 2011	Recovery Expiring September 30, 2012	Recovery Expiring September 30, 2013
International Fund	N/A	N/A	N/A
Global Fund	N/A	$209,781	$158,122
Emerging Markets Fund	N/A	N/A	N/A
Core Plus Fund	$265,837	$225,766	$192,839

For the periods ended March 31, 2011, the Advisor did not recoup any fees previously waived or reimbursed.

B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the ``Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% for the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum

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NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. For the periods ended March 31, 2011, the International Fund, Global Fund, Emerging Markets Fund and Core Plus Fund incurred $115,451 and $6,102, $3,304 and $4,270 in such fees, respectively.
C.	Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class S shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of each Fund’s Class S shares. The Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the periods ended March 31, 2011, the Emerging Markets Fund – Class S expensed $4,422 in distribution fees and the International Fund – Class S and the Global Fund – Class S had expensed no distribution fees.

Class I of the Core Fund and Class E of the International, Global and Core Plus Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or sub-accounting services up to 0.05% and 0.25% of Class I and Class E annual net assets, respectively (the “Shareholder Service Fee”). For the six months ended March 31, 2011, the effective rate paid by the Funds was the following:

Fund	Class I	Class E
International Fund	N/A	0.11%
Global Fund	0.00%	0.00%
Core Plus Fund	0.02%	0.25%

Certain officers and Trustees of the Trust are also officers of the Advisor.

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NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the periods ended March 31, 2011:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$8,782,823	$62,508,809
Global Fund	$—	$—	$3,378,673	$5,208,569
Emerging Markets Fund	$—	$—	$32,241,221	$45,281,681
Core Plus Fund	$8,423,979	$7,983,812	$3,531,996	$3,534,768

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund				Emerging Markets Fund		Core Plus Fund
	Six Months Ended 3/31/11		Year Ended 9/30/10		Six Months Ended 3/31/11		Year Ended 9/30/10		Six Months Ended 3/31/11		Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	5,188	$81,103	19,999	$285,210	107	$2,424	272	$5,791	9,903	$99,034	260	$2,468	370	$3,426
Class E	170	2,644	59	841	4	99	—	—	N/A	N/A	37	359	204	1,865
Class S	—	—	—	—	—	—	—	—	2,752	27,385	N/A	N/A	N/A	N/A
Issued on Reinvestment of Distributions
Class I	1,061	16,144	793	11,765	124	2,699	31	657	—	—	99	940	119	1,105
Class E	2	27	—	2	—	11	—	2	N/A	N/A	13	120	12	115
Class S	—	—	—	—	—	—	—	—	—	—	N/A	N/A	N/A	N/A
Shares Redeemed
Class I	(7,412)	(115,367)	(25,936)	(383,239)	(138)	(3,088)	(182)	(3,782)	(5,391)	(52,993)	(253)	(2,418)	(583)	(5,338)
Class E	(41)	(649)	(6)	(79)	—	—	—	—	N/A	N/A	(132)	(1,246)	(44)	(415)
Class S	—	—	—	—	—	—	—	—	(11)	(105)	N/A	N/A	N/A	N/A
Net Increase/ (Decrease) Resulting from Fund Share Transactions	(1,032)	$(16,098)	(5,091)	$(85,500)	97	$2,145	121	$2,668	7,253	$73,321	24	$223	78	$758

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NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2010, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Emerging Fund	Core Plus Fund
Cost of investments for tax purposes	$882,708,426	$39,230,807	N/A	$26,740,045
Gross tax unrealized appreciation	$84,909,296	$4,671,528		$2,767,547
Gross tax unrealized depreciation	(181,819,038)	(2,895,097)		(416,241)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	(96,909,742)	1,776,431	N/A	2,351,306
Distributable ordinary income	17,335,278	692,534		456,895
Distributable long-term capital gains	—	1,704,925		—
Total distributable earnings	17,335,278	2,397,459	N/A	456,895
Other accumulated gains/(losses)	(42,057,368)	(30,359)		—
Total accumulated earnings	$(121,631,832)	$4,143,531	N/A	$2,808,201

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes.

The tax composition of dividends for the periods ended September 30, 2010 for the Funds, were as follows:

	Ordinary Income Total	Long Term Capital Gains Total
International Fund	$12,354,389	$—
Global Fund	$667,637	$—
Emerging Fund	N/A	N/A
Core Plus Fund	$1,371,289	$—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2010.

At September 30, 2010, the International Fund and Global Fund had net realized losses on investment and foreign currencies between November 1, 2009 and September 30, 2010, of $9,665,817 and $687, respectively, which are deferred for tax purposes and recognized on October 1, 2010.

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NOTES TO FINANCIAL STATEMENTS — (Unaudited)  – (continued)

As of September 30, 2010 the Funds had capital losses expiring as indicated below:

Fund	2017	2018
International Fund	$1,825,888	$30,620,268
Global Fund	—	—
Emerging Fund	N/A	N/A
Core Plus Fund	—	—

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

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ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2010, the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) with respect to the Brandes Institutional International Equity Fund (the “International Fund”), the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Institutional Global Equity Fund (the “Global Fund”) for an additional one-year term. The International Fund, Core Plus Fund and Global Fund are collectively referred to below as the “Existing Funds.” In addition, the Board of Trustees unanimously approved addition to the Agreement of the newly organized Brandes Emerging Markets Equity Fund series of the Trust (the “Emerging Markets Fund”) for an initial two-year term ending in 2012. Each of the series of the Trust is referred to below as a “Fund” and they are collectively referred to below as the “Funds.”

Brandes Investment Trust

ADDITIONAL INFORMATION – (Unaudited)  – (continued)

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided by the Advisor to the Existing Funds, including reports on each such Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the Existing Funds, the Board requested and reviewed supplementary information that included materials regarding those Funds’ investment results, advisory fee and expense comparisons for peer groups of similar funds identified by Morningstar Associates (“Morningstar”), financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Existing Funds.

The Board members received similar information in November 2010 in connection with its approval of the Agreement with respect to the newly created Emerging Markets Fund, including information regarding the investment results of the pooled investment vehicle managed by the Advisor which was proposed to be reorganized into the Fund to provide the Fund’s initial assets (the “Predecessor Fund”).

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to each Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Existing Funds, and proposed to be provided by the Advisor to the Emerging Markets Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided and proposed to be provided by the Advisor to the Funds and the Board of Trustees, the investment results of the Existing Funds and the Predecessor Fund.

The Trustees determined that the investment results of the Existing Funds were satisfactory. The independent Trustees noted that for periods ended September 30, 2010:

•	The International Fund’s investment results were in the second quartile of the results of the funds in its Morningstar category for the three-year period and were in the first or second quartile of its category for four of the last ten calendar years, although they were in lower quartiles for other periods. They also noted that the Fund’s investment results were above the results of its benchmark index for the three- year, ten-year and since-inception periods.

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ADDITIONAL INFORMATION – (Unaudited)  – (continued)

•	The Global Fund’s investment results were below the average results of the funds in its Morningstar category for the first and second years of its operation and were below the results of its benchmark index for those periods. The independent Trustees considered that these relative results were primarily attributable to the Fund’s foreign investments rather than its U.S. investments, and were also affected by the inclusion in the Morningstar category of growth-leaning funds as well as value-leaning funds, and noted the Fund’s long-term investment strategy.
•	The Core Plus Fund’s investment results were in the first quartile of the results of the funds in its Morningstar category for the one-year period and were above the average results of the funds in its category for two of the last three calendar years. The independent Trustees also noted that the Fund’s investment results were above the results of its benchmark index for the one-year and two-year periods.

The Trustees noted that the Advisor proposed to manage the new Emerging Markets Fund in substantially the same manner as it managed the Predecessor Fund. They considered that the investment results of the Predecessor Fund were better than those of the proposed benchmark for the Emerging Markets Fund for the year-to-date and one-, three, and five-year periods, and for those periods were also above the investment results of the funds that would be in the Emerging Markets Fund’s Morningstar category. The Trustees concluded that these investment results indicated that the Advisor’s management of the Emerging Markets Fund for the initial term would benefit the Fund’s shareholders.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

With respect to advisory fees and total expenses of the Existing Funds, the Trustees noted that:

•	Although the International Fund’s management fee was in the fourth quartile of the fees of the funds in its Morningstar peer group, the majority of its non-advisory expenses were below the median for its peer group and the Advisor effectively provided fee reductions to the Fund by subsidizing the sub-transfer agency fees charged by administrators of omnibus accounts for maintenance of shareholder records and by retaining an expense cap for the Fund.
•	The management fees and total expenses for the Core Plus Fund and Global Fund were equal to or less than the median fees and expenses of the funds in their respective Morningstar peer groups. The Trustees also noted that the Advisor continues to waive any expenses over stated expense caps for those Funds.
•	Although the Advisor’s management fee is higher for the Existing Funds than for its similar institutional separate accounts and, in the case of the International Fund, for other mutual funds to which the Advisor provides sub-advisory services, the differences are reasonable in light of the additional responsibilities and expenses that the Advisor incurs in sponsoring and operating the Existing Funds. The Trustees also concluded that although the Advisor’s fees for the Existing Funds do not have breakpoints as those Funds’ assets increase, at current asset levels the management fee structures are adequate to ensure that realized and potential economies of scale are being appropriately shared with the Existing Funds.

Brandes Investment Trust

ADDITIONAL INFORMATION – (Unaudited)  – (continued)

The Trustees noted that the proposed advisory fee for the new Emerging Markets Fund would be below the average advisory fees borne by its Morningstar peer group, below the fee the Advisor charged the Predecessor Fund, and below the fee the Advisor charges to its proprietary Canadian emerging markets mutual fund. They determined that although the proposed advisory fee would be above the fees the Advisor charges to similar institutional separate accounts, the differences would be reasonable in light of the additional responsibilities and expenses that the Advisor would incur in sponsoring and operating the Fund. They also noted that although the proposed advisory fee did not include breakpoints, as the fees for the projected initial size of the Fund were reasonable, matters related to potential economies of scale could be reviewed in the future as its assets increased.

In addition, the Board reviewed an analysis of the profitability to the Advisor of its relationship with the Existing Funds, which they concluded was reasonable, and reviewed similar information with respect to the projected operations of the Emerging Markets Fund, which they concluded would also be reasonable. They reviewed information regarding the Advisor’s financial capability to continue to provide services to the Funds in the future, which they concluded was adequate. They also reviewed the methods used by the Advisor to evaluate and compensate its professional investment personnel. Finally, they considered ancillary benefits to the Advisor as a result of its relationships with the Funds. They noted that these were primarily related to the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, as the Adviser does not obtain third-party research or other services in return for allocating the Funds’ brokerage.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Existing Funds and their respective shareholders, that the Existing Funds’ shareholders receive reasonable value in return for the advisory fees paid to the Advisor by those Funds, that each of the factors discussed above supported renewal of the Agreement with respect to each of the Existing Funds, and that renewal of the Agreement was in the best interests of each Existing Fund and its shareholders. The Board and independent Trustees reached similar conclusions with respect to the prospective addition of the Emerging Markets Fund to the Agreement.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 80)	Trustee	Since February 1995	Retired.	5	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 69)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004.	5	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 71)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. from 1996 to 2006.	5	The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 53)	Trustee	Since April 2008	Director, Investment Management of Russell Investment Group from 2000 to 2005.	5	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 59)	Trustee	Since April 2008	Chief Financial Officer of National Retirement Partners from 2005 to 2007.	5	Hotchkis and Wiley Mutual Funds.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)  – (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 55)	Trustee and President	Since June 2000	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	5	Brandes Investment Funds PLC
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 50)	Trustee	Since July 2006	Executive Director of the Advisor	5	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 40)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2005; Counsel to the Advisor from July 2000 to January 2005.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 54)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 60)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund, the Brandes Institutional Global Equity Fund, the Brandes Institutional Emerging Markets Fund and the Brandes Institutional Core Plus Fixed Income Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Brandes Investment Trust

By (Signature and Title)* /s/ Debra McGinty-Poteet
Debra McGinty-Poteet, President

Date   6/3/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Debra McGinty-Poteet
Debra McGinty-Poteet, President

Date  6/3/11

By (Signature and Title)* /s/ Gary Iwamura
Gary Iwamura, Treasurer

Date  6/3/11

* Print the name and title of each signing officer under his or her signature.